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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Rockwell Medical, Inc.
(Name of Registrant as Specified In Its Charter)

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ROCKWELL MEDICAL, INC.
NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 6, 2019

To the Shareholders of Rockwell Medical, Inc.:

        Notice is hereby given that the 2019 Annual Meeting of shareholders (the "Annual Meeting") of Rockwell Medical, Inc. (the "Company") will be held as a virtual shareholder meeting at 10:00 a.m. Eastern Time, on June 6, 2019 to consider and take action upon the following matters:

  (1)
  To reelect three of the Company's directors ("Proposal 1");

  (2)
  To approve a proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of the Company's common stock by 50 million shares to 170 million shares ("Proposal 2");

  (3)
  To approve a proposal to reincorporate the Company from the State of Michigan to the State of Delaware ("Proposal 3");

  (4)
  To approve, on an advisory basis, the compensation of the Company's named executive officers ("Proposal 4");

  (5)
  To ratify the selection of Marcum LLP as the Company's independent registered public accounting firm for 2019 ("Proposal 5"); and

  (6)
  To transact any other business which may properly come before the Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 22, 2019 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/RMTI 2019.

        All shareholders as of the record date are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the Annual Meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding common shares of the Company is represented at the Annual Meeting.

By Order of the Board of Directors,
David J. Kull Secretary

Wixom, Michigan
May 1, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 6, 2019

This notice of meeting, the proxy statement, the proxy card and the Company's 2018 Annual Report to Shareholders, which includes the Annual Report on Form 10-K, are available on the internet at http://www.rockwellmed.com/invest.htm. Shareholders may request a copy of the notice of meeting, the proxy statement, proxy card and 2018 Annual Report to Shareholders by sending an e-mail to invest@rockwellmed.com, calling (800) 449-3353 or by internet at http://www.rockwellmed.com.

ROCKWELL MEDICAL, INC.
30142 Wixom Road Wixom, Michigan 48393

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS
June 6, 2019

INTRODUCTION

        This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Rockwell Medical, Inc. (the "Company") in connection with the solicitation of proxies by the Board for use at the 2019 annual meeting of shareholders of the Company to be held on June 6, 2019 at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of 2019 Annual Meeting of Shareholders. The Annual Meeting will be held as a virtual (online) meeting. You may attend the Annual Meeting, vote and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/RMTI 2019.

        A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted as follows:

  (1)
  FOR the reelection of three of the Company's directors ("Proposal 1");

  (2)
  FOR the approval of a proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of the Company's common stock by 50 million shares to 170 million shares ("Proposal 2");

  (3)
  FOR the approval of a proposal to reincorporate the Company from the State of Michigan to the State of Delaware ("Proposal 3");

  (4)
  FOR, on an advisory basis, the approval of the compensation of the Company's named executive officers ("Proposal 4"); and

  (5)
  FOR ratification of the selection of Marcum LLP as the Company's independent registered public accounting firm for 2019 ("Proposal 5").

        With respect to such other business which may properly come before the Annual Meeting or any adjournment thereof, votes will be cast in the discretion of the appointed proxies.

        These proxy materials are first being sent or made available to shareholders on or about May 1, 2019. References in this proxy statement to the "Company," "we," "our" and "us" are references to Rockwell Medical, Inc.

        It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it to us. If you own your shares through a broker, bank or other nominee, please return your voting instruction form to your broker, bank or nominee, or use the electronic voting means described below to vote your shares.

 QUESTIONS AND ANSWERS

Who is entitled to vote at the Annual Meeting?

        Only shareholders of record of our common stock, no par value, which we refer to as our common shares, at the close of business on April 22, 2019, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As of the close of business on the record date, we had 57,565,370 outstanding common shares, the only class of stock outstanding and entitled to vote. Each common share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. Abstentions and votes withheld from the election of the director nominee will be treated as shares present at the meeting for purposes of determining the presence of a quorum.

        Valid proxies in the enclosed form which are timely returned and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR approval of each of the Board's proposals listed in this proxy statement.

How do I vote if I hold my shares in "street name"?

        If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not legally a shareholder of record but, rather, are considered to own your shares in "street name" and you will need to direct your broker, bank or nominee, who is considered the shareholder of record of your shares, how to vote your shares.

        If you hold your shares in street name as of the record date, the notice of meeting, the proxy statement, the 2018 annual report and a voting instruction form have been forwarded to you by your broker, bank or nominee. As the beneficial or "street name" owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing. In accordance with applicable regulations, unless you provide your broker, bank or nominee with instructions on how to vote your shares, your shares will not be voted by the broker, bank or nominee on any matter listed in this proxy statement other than the proposal to ratify the Company's independent auditors for 2019. Therefore, if you want the shares you beneficially own to be voted, you should return your voting instruction form or otherwise vote your shares as set forth below.

        A street name holder may provide instructions to their broker, bank or nominee on how to vote their shares in any of the following ways:

  •
  By completing, signing and dating each voting instruction form received and returning it in the envelope provided; or

  •
  By Internet at www.proxyvote.com and following the instructions outlined on the secure website (have the 12 digit control number available).

        If you wish to attend and vote at the Annual Meeting and you are a street name holder, you must request and obtain a legal proxy or power of attorney from your bank, broker or nominee, bring it to the Annual Meeting with you and attach it to the ballot you vote at the Annual Meeting. Please follow the instructions from your bank, broker or nominee, or contact your bank, broker or nominee to request a power of attorney or other proxy authority. You will also need to present valid government-issued photo identification such as a driver's license or passport. Ballots of street name holders that are not accompanied by a legal proxy or power of attorney from the record holder of their shares will not be counted. If you follow the procedures and vote online at the Annual Meeting, you will revoke any prior proxy you may have submitted.

        If you are a street name holder and wish to attend the Annual Meeting but do not wish to vote at the Annual Meeting, you must present a legal proxy or power of attorney from your bank, broker or nominee or other reasonably acceptable proof that you beneficially owned your shares on the record date for the Annual Meeting, along with a valid government-issued photo identification such as a driver's license or passport.

How do I vote if I am a shareholder of record?

        You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent. If you are a shareholder of record, you may vote your shares in either of the following ways:

  •
  By signing and dating each proxy card you received and returning it in the envelope provided; or

  •
  By attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/RMTI 2019.

What votes are required by our shareholders on the Board's proposals and what is the Board's recommendation on how I vote my shares?

        The Board recommends a vote FOR each of the proposals listed in this proxy statement.

  •
  Proposal 1 (Election of Directors) requires a plurality of the votes cast to approve the election of a director-nominee. However, if the director-nominee receives more WITHHELD votes than FOR votes, even though the director-nominee will be elected by plurality, the director-nominee must tender his resignation to our Board, with such resignation being effective upon our Board's acceptance. Withheld votes and broker non-votes will not be considered votes cast and will have no effect on the election.

  •
  Proposal 2 (Amendment to the Company's Restated Articles of Incorporation to Increase the Number of Authorized Shares of the Company's Common Stock by 50 Million Shares to 170 Million Shares) and Proposal 3 (Reincorporation of the Company from Michigan to Delaware) require an affirmative vote of a majority of the votes entitled to be cast on the matter to approve the proposals. Abstentions and broker non-votes will have the same effect as votes cast against these proposals.

  •
  Proposal 4 (Advisory Vote on the Compensation of our Named Executive Officers) and Proposal 5 (Ratification of Selection of the Company's Independent Registered Public Accounting Firm for 2019) require the affirmative vote of a majority of the votes cast on the matter to approve the proposals. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of the vote on these proposals.

Can I change my vote after I have mailed my proxy card?

        A shareholder who has submitted a completed proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the Annual Meeting by a shareholder who has submitted a proxy will not have the effect of revoking it unless such shareholder votes at the Annual Meeting or submits written notice of revocation to the Company's Secretary before the proxy is voted.

        Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the Annual Meeting (unless delivered directly to the Company's Secretary at the Annual Meeting) and should be sent to Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: David J. Kull, Secretary.

Are there any interests of certain persons in the matters to be acted upon?

        In Proposal 3, we are asking the shareholders approve the reincorporation of the Company from Michigan to Delaware. The principal factors the Board considered in deciding to pursue and recommending that our shareholders approve the reincorporation is to provide (1) greater predictability, flexibility and responsiveness of Delaware law to corporate needs; (2) access to specialized courts; (3) enhanced ability of Delaware corporations to attract and retain directors and officers; and (4) more certainty with respect to indemnification and limitation of liability for directors.

        With respect to (4) above in particular, we believe that, in general, Delaware case law regarding a corporation's ability to limit director liability and to indemnify and advance litigation expenses to directors and officers is more developed and provides more guidance than Michigan law. Accordingly, this additional clarity on these issues may inure to the benefit of directors. However, as noted in Proposal 3, the primary purpose for effecting the reincorporation would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own.

Why is the Company asking for two different votes on Proposal 3?

        As noted above, Proposal 3 relates to the proposed change in corporate domicile from Michigan to Delaware. In presenting this proposal, the Board of Directors is asking shareholders to vote on: (a) a reincorporation in which Rockwell Delaware is not subject to Section 203 of the Delaware General Corporation Law ("Section 203"); and (b) a reincorporation in which Rockwell Delaware would be subject to Section 203. The default status in Delaware is for all corporations to be subject to Section 203, which prohibits certain related-party transactions with any holder of more than 15% (but less than 85%) of the company's common stock. This prohibition, which doesn't apply if the acquisition is approved by the Board of Directors, serves to deter unsolicited or hostile takeover bids. Rockwell Michigan is not subject to an equivalent statutory takeover protection, which is why the Board of Directors has presented option "(a)" with Proposal 3. However, approximately 81% of Delaware public companies within the Company's industry group are subject to Section 203, which is why the Board of Directors has presented option "(b)" with Proposal 3.

        The Board of Directors has recommended that shareholders approve Proposal 3, but has not taken a position on whether Proposal 3(a) or 3(b) should be approved. If both are approved, the Board of Directors will have the discretion to determine which version of Proposal 3 to implement. For purposes of simplicity, we refer throughout this proxy statement to Proposals 3(a) and 3(b) as "Proposal 3."

 PROPOSAL 1
ELECTION OF DIRECTORS

Background

        Our Board is divided into three classes, designated Class I, Class II and Class III. The current composition of the Board is as follows:

Class I Directors:	Stuart Paul
Class II Directors:	Lisa Colleran John G. Cooper Mark H. Ravich
Class III Directors:	Dr. Robin L. Smith Benjamin Wolin

        Each year, on a rotating basis and until their successor has been elected and qualified, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The term of the current Class I Director expires at the 2019 Annual Meeting and upon the election and qualification of a successor. The terms of each of the Class II Directors expire at the 2020 Annual Meeting and the terms of each of the Class III Directors expire at our 2021 Annual Meeting, in each case upon the election and qualification of the applicable successors.

Irregular Election

        At the Annual Meeting, shareholders will be asked to reelect the Class I Director, in accordance with the normally scheduled rotation described above.

        In August 2018, Dr. Smith and Mr. Wolin were reclassified from serving as Class I Directors to serving as Class III Directors in order to rebalance the Board classes following the departures of three directors in 2018. However, in connection with being reclassified as Class III Directors, Dr. Smith and Mr. Wolin agreed to stand for reelection at the Company's 2019 Annual Meeting, when their terms would have expired had they remained as Class I Directors. If reelected, Dr. Smith and Mr. Wolin will continue to be designated as Class III Directors, with their respective terms expiring at our 2021 Annual Meeting and upon the election and qualification of their successors.

        Accordingly, at the Annual Meeting, the Company's shareholders are being asked to reelect Mr. Paul (Class I), Dr. Smith (Class III) and Mr. Wolin (Class III).

Nominees For Reelection to Our Board

Class I (Term Expiring 2022):

        Mr. Stuart Paul, age 59, has been a director and the Company's CEO and President since September 2018. Mr. Paul has over 25 years of experience in the health care industry, with substantial experience managing businesses in the renal space. Most recently, Mr. Paul has served as Corporate Officer, Head Global Toxicology Business at Abbott Laboratories, a diversified healthcare products company, from 2017 until August 2018, where Mr. Paul led a $700 million global toxicology business and had responsibility for integration of acquisitions, research and development, manufacturing and commercial operations. From 2015 to 2017, Mr. Paul served as General Manager of the USA East Region of Quest Diagnostics Incorporated, a global provider of diagnostic information services, where he headed a $1.4 billion regional division and was responsible for managing all laboratory testing, patient services, logistics, commercial operations and other relevant support functions. From 2013 to 2015, Mr. Paul served as President Latin America, Renal Group of Baxter International, a

manufacturer of healthcare products, where he headed Baxter's $700 million dialysis business with over 1,500 employees in Latin America. From 2007 to 2013, Mr. Paul worked at Gambro AB, a $2 billion global dialysis products company. During his tenure, Mr. Paul was a key member of the senior leadership team and was responsible for running a variety of businesses, including its $150 million Asia-Pacific and $400 million Americas businesses, which he brought to significant new levels of revenue and profitability. Mr. Paul received his MBA from Northwestern University with a concentration in Hospital & Health Services Management and his BA in Chemistry from Duke University. We believe that Mr. Paul's experience as Chief Executive Officer and President of our Company, his extensive prior experience as an executive in the industry, and his educational background qualify him for service as a director of our Company. If reelected, Mr. Paul's term as a director will expire at the 2022 Annual Meeting and upon the election and qualification of his successor.

Class III (Term Expiring 2021):

        Dr. Robin L. Smith, age 54, has been a director since June 2016. Dr. Smith is a global thought leader in regenerative medicine—one of the fastest growing segments of modern-day medicine. She received her M.D. from the Yale School of Medicine and an MBA from the Wharton School of Business. During her tenure as CEO of the NeoStem family of companies (NASDAQ: NBS, now CLBS), which she led from 2006 to 2015, she pioneered the company's innovative business model, combining proprietary cell therapy development with a successful contract development and manufacturing organization. Dr. Smith raised over $200 million, completing six acquisitions and one divestiture while the company won an array of industry awards and business recognition including a first-place ranking in the tri-state area (two years in a row), and eleventh place nationally, on Deloitte's Technology Fast 500, and Frost & Sullivan's North American Cell Therapeutics Technology Innovation Leadership Award.

        Dr. Smith coauthored two books: Cells Are the New Cure (2017) and The Healing Cell: How the Greatest Revolution in Medical History Is Changing Your Life (2013). She maintained a regular column for the Huffington Post for six years. Dr. Smith has been widely recognized for her leadership in health care and has received the Regenerative Medicine Foundation (RMF) 2019 Stem Cell and Regenerative Medicine Action Award for International Diplomacy in 2019 and the 2018 HEALinc Future Health Humanitarian Award. She has been widely recognized for her work as a female entrepreneur and received the Business Intelligence Group's Woman of the Year Award in 2018 and the 2018 Gold Stevie® Award for Woman of the Year—Government of Non-Profit. She is also a winner of the 2014 Brava! Award, which recognizes top women business leaders in the Greater New York area. Dr. Smith was elected to the 2018 NACD Directorship 100: Directors list by the NACD Directorship magazine for her work and expertise in corporate governance. She was also a finalist for the 2014 EY Entrepreneur of the Year Award for the New York area, recognizing entrepreneurs who demonstrate excellence and success in the areas of innovation, financial performance, and personal commitment to their businesses and communities. In April 2016, Pope Francis awarded Dr. Smith Dame Commander with Star Pontifical Equestrian Order of Saint Sylvester Pope and Martyr. Dr. Smith was awarded the Lifetime Achievement in Healthcare and Science Award by The National Museum of Catholic Art and Library in May 2017.

        Dr. Smith has extensive experience serving in executive and board level capacities for various medical enterprises and health care-based entities. On August 20, 2015, Dr. Smith joined the board of directors of Mynd Analytics (NASDAQ: MYND) as chairman. She recently joined the board of directors of Seelos Therapeutics (NASDAQ: SEEL) and also serves as president and chairman of Stem for Life, Cognitive Warriors, and Cura Foundation, and is vice president and a member of the board of directors of the STOQ Foundation in Rome, Italy. Dr. Smith is co-chairman of the Life Sci advisory board on gender diversity and advisor to Dthera Sciences. She also serves on Sanford Health's

International Board, Alliance for Regenerative Medicine (ARM) Foundation board and the board of overseers at the NYU Langone Medical Center in New York. She previously served on the board of trustees of the NYU Langone Medical Center and is the past chairman of the board of directors for the New York University Hospital for Joint Diseases, BioXcel Corporation and Signal Genetics (NASDAQ: SGNL). She was appointed as clinical associate professor, Department of Medicine at the Rutgers, New Jersey Medical School in 2017. We believe that Dr. Smith's entrepreneurial skills and her extensive experience serving in executive and board level capacities for various medical enterprises and healthcare-based entities qualify her for service as a director of our Company. If reelected, Dr. Smith's term as a director will expire at the 2021 Annual Meeting and upon the election and qualification of her successor.

        Benjamin Wolin, age 44, has been a director and our Chairman of the Board since March 2018. Mr. Wolin serves on the Board of Dance Biopharm Holdings Inc., a privately-held biotechnology company focused on the development of Dance 501, a proprietary 'soft-mist' inhaled insulin product to treat diabetes. He is also as an advisor to each of 3L Capital LLC, a growth-stage private equity firm, and Refinery 29 Inc., a leading global media company. Prior to his experience as an advisor, Mr. Wolin was the co-founder, chief executive officer and a member of the board of directors of Everyday Health, Inc., a leading provider of digital health and wellness solutions, from January 2002 until its sale to a subsidiary of j2 Global, Inc. in December 2016. From September 1999 until December 2001, Mr. Wolin served as vice president of production and technology for Beliefnet, Inc., an online provider of religious and spiritual information. Previously, Mr. Wolin served as web producer for Tribune Interactive, Inc., a multimedia corporation, and held several consulting positions with interactive companies. Mr. Wolin is also Lead Independent Director of Diplomat Pharmacy, Inc., the largest independent provider of specialty pharmacy services in the United States. Mr. Wolin has been a director of Diplomat Pharmacy since October 2015 and was formerly Diplomat Pharmacy's Chairman of the Board. Mr. Wolin is a member of the audit committee, compensation committee and the nominating and corporate governance committee of Diplomat Pharmacy's board of directors. Mr. Wolin has extensive technology, executive management, entrepreneurial, financial and operating expertise from his former role as a founder, director and principal executive of Everyday Health. We believe that Mr. Wolin's extensive executive management, financial (including initial public offering) and operating experiences from his former role as a founder, director and principal executive of Everyday Health, along with his board of director experiences with Diplomat Pharmacy, Inc. and Dance Biopharm Holdings Inc., provides him with unique insights into the dynamics and issues of growing public life science companies, and qualifies him for service as a director of our Company. If reelected, Mr. Wolin's term as a director will expire at the 2021 Annual Meeting and upon the election and qualification of his successor.

Recommendation of the Board

        Upon the recommendation of the Governance and Nominating Committee of the Board, the Board has nominated each of Mr. Stuart Paul (Class I), Dr. Robin L. Smith (Class III) and Mr. Benjamin Wolin (Class III) for election as directors.

        Mr. Paul's term as a director will expire at the 2022 Annual Meeting as a Class I Director and upon the election and qualification of his successor subject to prior death, resignation, retirement, disqualification or removal. Mr. Paul currently serves as a Class I director and he has indicated a willingness to continue to serve as a director.

        Dr. Smith's term as a director will expire at the 2021 Annual Meeting as a Class III Director and upon the election and qualification of her successor subject to prior death, resignation, retirement, disqualification or removal. Dr. Smith currently serves as a Class III director and she has indicated a willingness to continue to serve as a director.

        Mr. Wolin's term as a director will expire at the 2022 Annual Meeting as a Class III Director and upon the election and qualification of his successor subject to prior death, resignation, retirement, disqualification or removal. Mr. Paul currently serves as a Class III director and he has indicated a willingness to continue to serve as a director.

        Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted FOR the election of each nominee. Should any of the nominees become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares as they represent for the election of such other person as the Board may recommend. Management has no reason to believe that any nominee is unavailable or will not serve if elected.

        Information regarding the remainder of our Board, along with corporate governance information, can be found starting on Page 10 of this proxy statement.

Vote Required

        The election of a director-nominee requires a plurality of the votes cast in the election pursuant to the Company's Bylaws, as amended. However, under our Principles of Corporate Governance, the election of our director-nominee in an uncontested election requires a majority vote, which is a more demanding standard.

        As a result, although nominees would be technically elected to our Board if they receive a plurality of the vote, any who receive a greater number of votes WITHHELD from their election than votes FOR their election must tender their resignation to the Chairman of the Board promptly following certification of the shareholder vote. Any resignation so submitted would be effective upon acceptance by the Board. In that event, within 90 days following certification of the voting results on the election, the Governance and Nominating Committee will determine whether to recommend acceptance of a resignation and will submit such recommendation for prompt consideration by the Board, and the Board will act on the Governance and Nominating Committee's recommendation not later than its next regularly scheduled meeting following receipt of such recommendation. The Governance and Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept a resignation. The Company will promptly disclose the Board's decision-making process and decision regarding whether to accept a resignation offer in a Current Report on Form 8-K furnished to the SEC. Nominees generally will not participate in the Governance and Nominating Committee's or the Board's considerations of the appropriateness of their continued service, but may otherwise remain active and engaged in all other Board-related activities, deliberations and decisions while consideration of such director's resignation is ongoing.

        Withheld votes and broker non-votes will not be considered votes cast and will have no effect on the election, except as set forth above.

THE BOARD RECOMMENDS A VOTE "FOR"
EACH OF THE NOMINEES FOR DIRECTOR

 DIRECTORS CONTINUING IN OFFICE

Information Relating to Our Continuing Directors

Class II Directors (Terms Expiring 2020)

        Lisa N. Colleran, age 61, has been a director since March 2018. Ms. Colleran has been the principal of LNC Advisors, LLC, a strategic consulting firm that specializes in assisting biotech, pharmaceutical and medical device companies, since February 2014. Prior to founding LNC Advisors, Ms. Colleran served as chief executive officer of LifeCell Corporation, a private regenerative medicine company, and a board member for Centaur Guerney L.P. (a holding company of LifeCell Corporation) from January 2012 to April 2013. Ms. Colleran also served as the global president of LifeCell Corporation from August 2008 to April 2013. Prior to assuming the role of global president, Ms. Colleran served as LifeCell's vice president of marketing and business development from December 2002 until July 2004 and as senior vice president of commercial operations from July 2004 until August 2008. Prior to joining LifeCell, Ms. Colleran served as vice president and general manager of Renal Pharmaceuticals for Baxter Healthcare Corporation from 2000 to December 2002 and served in various other sales and marketing positions at Baxter, from 1983 to 2000. Ms. Colleran currently serves on the board of directors for Establishment Labs, an innovative breast implant company, and Ariste Medical, a company developing a new class of drug eluting medical devices. Ms. Colleran was a member of the board of directors of Axogen, Inc., a company focused on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. Ms. Colleran was also a former officer and director of Vivex Biomedical, Inc., a company that develops creative treatment options and solutions to progress clinical, surgical and therapeutic patient care, and a member of the board of directors of Novadaq Technologies Inc., a leading developer of fluorescence imaging solutions for use in surgical and diagnostic procedures, from January 2017 until the company was sold to Stryker Corporation in August 2017. We believe that Ms. Colleran's more than 30 years of experience leading medical device companies, growing markets and creating shareholder value qualify her for service as a director of our Company. Ms. Colleran's term as a director will expire at the 2020 Annual Meeting and upon the election and qualification of her successor.

        John G. Cooper, age 60, has been a director since September 2017. Mr. Cooper is currently principal of JGC Advisors, providing corporate development and financial advisory services to emerging life science companies. From 2001 to 2016, Mr. Cooper was a senior executive for Windtree Therapeutics Inc. (formerly Discovery Laboratories, Inc.), a publicly traded specialty pharmaceutical company and the first to receive FDA approval for a synthetic peptide-containing surfactant to address premature infants with respiratory distress syndrome. At Discovery Labs, Mr. Cooper served as president, chief executive officer and member of the board of directors (2013—2016), president and chief financial officer (2010—2013), executive vice president and chief financial officer (2002—2010) and senior vice president and chief financial officer (2001—2002). Previously, Mr. Cooper served as senior vice president and chief financial officer at Chrysalis International Corporation (formerly DNX Corporation, a public biotechnology company), a public drug development services company, where he managed its initial public offering and negotiated and integrated a number of strategic acquisitions, including the sale of the company. Previously, Mr. Cooper served in a senior financial management role at ENI Diagnostics, Inc., a public life sciences company that developed and commercialized the second FDA-approved blood diagnostic test for HIV, and that was acquired by Pharmacia AB. Mr. Cooper earned a certified public accountant credential in 1985 and a Bachelor of Science degree in Commerce from Rider University in 1980. We believe that Mr. Cooper's extensive experiences as a senior executive and director of emerging companies in the life sciences industry, managing development and commercialization matters , strategic alliances, capital raising, strategic planning, and specific expertise in finance, accounting, governance, and investor relations for public life science companies , qualify him for service as a director of our Company. Mr. Cooper's term as a director will expire at the 2020 Annual Meeting and upon the election and qualification of his successor.

        Mark H. Ravich, age 66, has been a director since June 2017. Mr. Ravich currently serves as president of Tri-Star Management, Inc., a commercial real estate management and syndication company that he co-founded in 1998. Mr. Ravich has also served as a director of Orchids Paper Products Company, a national supplier of high quality consumer tissue products, since February 2013, where he also serves as chairman of its governance committee and a member of its audit committee. Mr. Ravich has also served as a director of each of MR Instruments, Inc., an independent designer and manufacturer of advanced MRI Radiofrequency coils, since June 2004, and Dilon Technologies Inc., a designer and manufacturer of medical imaging solutions, since October 2010. Previously, from 1990 until its sale in 1998, Mr. Ravich served as the chief executive officer and a director of Universal International, Inc., a wholesale retail company, where he also led its IPO. From 1978 to 1990, Mr. Ravich was a developer of commercial real estate where he was involved with all aspects of development, finance, construction, marketing, leasing and management of various commercial, industrial, office and multi-family real estate projects. Mr. Ravich began his career in 1975 as an account officer at Citibank N.A., where he made real estate construction loans to national real estate developers. Mr. Ravich also currently serves as a board advisor to Scidera Inc., a provider of clinical laboratory testing services, and is the chief manager of various real estate entities. Mr. Ravich graduated Magna Cum Laude from the Wharton School of the University of Pennsylvania with a BSE and an MBA degree with a major in finance. We believe that Mr. Ravich's experience as a member of a board of directors of a public company and his experience as a senior leader of his own company qualify him for service as a director of our Company. Mr. Ravich's term as a director will expire at the 2020 Annual Meeting and upon the election and qualification of his successor.

CORPORATE GOVERNANCE

Independence

        Based on the absence of any material relationship between each such director and the Company, other than in their capacities as directors and shareholders, the Board has determined that each of Messrs. Cooper, Ravich, and Wolin, Ms. Colleran and Dr. Smith (representing all current directors other than Stuart Paul, who also serves as the Company's President and Chief Executive Officer) are independent, as independence is defined in the applicable Nasdaq Stock Market and Securities and Exchange Commission ("SEC") rules.

Board Leadership Structure and 2018 Transitional Changes

        In 2018, the Company underwent significant changes in its leadership and governance structure. In March 2018, our Board determined that it was in the best interests of the Company and our shareholders to separate the role of Chairman of the Board from the role of Chief Executive Officer. Our Board believes that this separate leadership structure enhances the accountability of our Chief Executive Officer to our Board, strengthens our Board's independence from management and ensures a greater role for the independent directors in the oversight of the Company. In addition, our Board believes that separating these roles allows the Chief Executive Officer to focus his efforts on operating our business and managing our Company in the best interests of our shareholders, while the Chairman provides guidance to the Chief Executive Officer and, in consultation with management, helps to set the agenda for Board meetings and establishes priorities and procedures for the work of the full Board. The Chairman presides over meetings of the full Board. Mr. Wolin was appointed as Chairman of the Board in March 2018 and in, September 2018, the Board appointed Stuart Paul as the Company's new President and CEO, as well as a Class I Director.

        Our Principles of Corporate Governance provide that our independent directors will select a lead director when the Chairperson does not qualify as an independent director (which is not the situation currently, since our Chairperson qualifies as an independent director). In the event that the independent directors make such a determination, a majority of the independent directors will appoint a lead director. In the event that a lead director is designated, his or her duties would include: assisting the Chairperson of the Board and the Board in assuring compliance with and implementation of the Company's Principles of Corporate Governance, coordinating the agendas for, and moderating executive sessions of, the Board's non-management directors and facilitating communications between the non-management directors and the other members of the Board and the management of the Company.

        Our Board believes that the current Board leadership structure is in the best interests of the Company and its shareholders at this time. Our Board recognizes that no single leadership model is right for all companies and at all times and that, depending on the circumstances, other leadership models, such as combining the Chairperson and Chief Executive Officer roles, might be appropriate. Accordingly, our Board periodically reviews its leadership structure. Our Principles of Corporate Governance provide the flexibility for our Board to modify or continue its leadership structure in the future, as it deems appropriate.

Meetings and Committees of the Board of Directors

        During 2018, the Board held 32 meetings. Each current director attended at least 75% of the total number of meetings of the Board and committees of which they were a member in 2018. We encourage all of our directors to attend the annual meetings of shareholders, if possible, but have no formal policy on such attendance. Our 2018 Annual Meeting of Shareholders was conducted virtually, with a majority of the then-sitting directors attending the meeting. In addition to formal Board meetings, the Board members have frequent informal discussions and conferences with management throughout the year.

Audit Committee

        We have an Audit Committee which is currently comprised of Messrs. Cooper (Chairman), and Ravich and Dr. Smith. The Board has determined that Mr. Cooper, who is the Chairman of the Audit Committee, is an "audit committee financial expert," as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable Nasdaq Stock Market and SEC rules. During 2018, the Audit Committee held 10 meetings. The Board has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit Committee include, among other things, (1) monitoring the adequacy of the Company's internal controls; (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm; (3) overseeing our independent accountants' relationship with the Company; (4) reviewing the audited financial statements and the matters required to be discussed by Auditing Standard No. 1301 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices; (5) recommending to the Board whether our current audited financial statements should be included in our Annual Report on Form 10-K; (6) reviewing with management and our independent accountants our quarterly financial information before we file our Forms 10-Q; (7) reviewing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions; (9) monitoring with management the status of pending litigation and investigations.

Audit Committee Report

        Our Audit Committee has:

  •
  Reviewed and discussed with management our audited financial statements for the year ended December 31, 2018;

  •
  Discussed with our independent accountants the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board;

  •
  Received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; and

  •
  Discussed with our independent accountants the independent accountants' independence.

        Based on its review and discussions described above, our Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC.

        Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. Our Audit Committee's responsibility is to monitor and review these processes. Our Audit Committee has relied, without independent verification, on management's representation that our financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent accountants included in their report on our financial statements.

  By the Audit Committee:
  John G. Cooper (Chairman)
  Mark Ravich
  Robin L. Smith

Compensation Committee

        We have a Compensation Committee which is currently comprised of Ms. Colleran (Chairwoman) and Messrs. Ravich and Wolin. The Compensation Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Compensation Committee will oversee, review and approve all compensation and benefits for executive officers and make recommendations to the Board for director compensation.

        The Compensation Committee is also responsible for administering the stock compensation program, overseeing the development of our compensation and employee benefit plans and discharging its responsibilities under such plans, reporting to the Board on our compensation policies, programs and plans, and approving other employee compensation and benefit programs where Board action is necessary or appropriate. The Compensation Committee held 8 meetings in 2018. Except to the extent prohibited by Nasdaq Stock Market rules and state law, our Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company.

Governance and Nominating Committee

        We have a Governance and Nominating Committee which is currently comprised of Dr. Smith (Chairwoman), Ms. Colleran and Mr. Cooper. Our Governance and Nominating Committee held 8 meetings in 2018. Our Governance and Nominating Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to the charter, the Governance and Nominating Committee is generally responsible for (1) oversight of the corporate governance of the Company; (2) recommending appropriate corporate governance practices; (3) identifying individuals qualified to become directors and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board or by the shareholders; and (4) oversight of the evaluation of the Board and its committees. In identifying candidates for director, our Governance and Nominating Committee will consider suggestions from incumbent directors, management or others, including shareholders. Our Governance and Nominating Committee may retain the services of a consultant from time to time to identify qualified candidates for director. Our Governance and Nominating Committee reviews all candidates in the same manner without regard to who suggested the candidate. In selecting candidates, our Governance and Nominating Committee will consider all factors it believes appropriate, which may include (1) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, technical skill, industry knowledge and experience, financial expertise, local or community ties, and (2) individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, especially the life sciences industry, independence of thought and an ability to work collegially. Although it has no formal policy with regard to diversity, the charter states that our Governance and Nominating Committee should, with respect to diversity, consider such factors as differences of viewpoint, education, skill and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender and national origin. Our Governance and Nominating Committee is committed to seeking highly qualified candidates inclusive of all national origins, races and genders to include in the pool from which director nominees are chosen.

Nominations of Directors

        Nominees for director that are proposed by shareholders must be proposed pursuant to timely notice in writing to our Secretary, at Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, as provided in our bylaws. The requirements for proposing director candidates, set forth in Section 2.5 of our bylaws, are described below and are substantively equivalent to those that will govern the Company if shareholders' approve, and the Company consummates, Proposal 3 (Reincorporation of the Company from Michigan to Delaware).

        Shareholders proposing director nominees for election at the 2020 Annual Meeting must provide written notice of such intention, along with the other information required by Section 2.5 of our bylaws, to our Secretary at our principal executive offices no earlier than the close of business on February 7, 2020 and no later than the close of business on March 8, 2020. If the 2020 Annual Meeting date is significantly advanced or delayed from the first anniversary of the date of the Annual Meeting, then the notice and information must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the 2019 Annual Meeting. With respect to an election to be held at a special meeting of shareholders, such notice must be given in accordance with the procedures set forth in our bylaws no earlier than the close of business on the 120th day before and not later than the close of business on the 90th day before the date of such special meeting or, if later, the 10th day after the first public disclosure of the date of such special meeting. Notwithstanding the foregoing, if the number of directors to be elected is increased and there is no public disclosure regarding such increase or naming all of the nominees for director at least 100 days prior to the first anniversary of the prior year's annual meeting, then shareholder notice with regard to nomination of directors shall be considered timely if received by our Corporate Secretary no later than the tenth day following public disclosure of the increase in the number of directors to be elected. A proponent must also update the information provided in or with the notice at the times specified by our bylaws. Nominees for director pursuant to a notice which is not timely given or does not contain the information required by our bylaws or which is not delivered in compliance with the procedure set forth in our bylaws will not be considered at the shareholders meeting.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to nominate directors. The nominating shareholder (or his qualified representative) must attend the shareholders meeting in person and present the proposed nominee in order for the proposed nominee to be considered.

        The Board has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board uses a subjective process for identifying and evaluating candidates for nomination as a director, based on the information available to, and the subjective judgments of, the members of the Board and our then current needs. The Board does not believe there would be any difference in the manner in which it evaluates candidates based on whether the candidate is recommended by a shareholder.

Board Role in Risk Oversight

        Our Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's enterprise risks. While our Board oversees the Company's enterprise risk management and establishes policies, Company management is responsible for day-to-day enterprise risk management processes. The Board and its committees administer their enterprise risk oversight function through regular, periodic reporting from and discussions with management appropriate to the nature and magnitude of the particular enterprise risk. Our Audit Committee oversees management of financial risks and risks associated with conflicts of interest. Our Compensation Committee oversees management of risks relating to executive compensation plans and arrangements. While each committee is responsible for evaluating certain risks and overseeing management of those risks, the entire Board is regularly informed about those risks. In addition, management's role is to evaluate and assess business risks and to inform the Board of its evaluation of such business risks periodically.

Code of Business Conduct and Ethics

        Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

  •
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make;

  •
  Compliance with applicable governmental laws, rules and regulations;

  •
  The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons; and

  •
  Accountability for adherence to the Code of Business Conduct and Ethics.

Principles of Corporate Governance

        Our Board has adopted and annually reviews our Principles of Corporate Governance. In December 2018, the Board further revised these principles to clarify the responsibilities of the Board and its accountability to shareholders. These Principles of Corporate Governance, along with the charters of our Board's committees and our Articles of Incorporation and Bylaws, form the framework for the governance of our Company. These principles include principal board responsibilities, our Majority Voting Policy, Clawback Policy, Lead Independent Director Charter (when our Chief Executive Officer is also the Chairman of the Board), the Board's policy against hedging and pledging our common shares, and stock ownership guidelines. Our Principles of Corporate Governance, as currently in effect, are available on our website at www.rockwellmed.com through the "Investors" page.

Shareholder Communications with the Board

        Our Board has a process for our shareholders to send communications to our Board or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications may be sent to our Board, our Audit Committee or specific directors by regular mail to the attention of our Board, our Audit Committee or specific directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

Related Party Transactions

        Pursuant to its charter, our Audit Committee is charged with monitoring and reviewing transactions and relationships involving independence and potential conflicts of interest with respect to our directors and executive officers. To the extent any such transactions are proposed, they would be subject to approval by our Audit Committee in accordance with applicable law and the Nasdaq Stock Market rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board. In addition, our Code of Business Conduct and Ethics generally requires directors and employees to avoid conflicts of interest. There were no transactions since January 1, 2018, and there is no currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeded or will exceed $120,000, and in which any director, executive officer of the Company or any immediate family member of any of such persons had or will have a direct or indirect material interest, except as described below under "Settlement Agreement" and "Triferic® License Agreements".

Settlement Agreement

        On August 7, 2018, we entered into a confidential settlement and mutual release agreement (the "Settlement Agreement") with the Company's former CEO and director, Robert Chioini, former CFO Thomas Klema, and former directors Patrick Bagley and Ronald Boyd (the "Settling Parties"). The Settlement Agreement resolved ongoing litigation regarding the Company's termination of Mr. Chioini and Mr. Klema in May 2018. Pursuant to the Settlement Agreement, the Company agreed to: (i) pay the Settling Parties a total of $1,500,000, one-half of which was paid at execution of the Settlement Agreement and the remainder in nine equal monthly installments of $83,333, with the last installment being paid in May 2019; (ii) pay $30,000 to Mr. Boyd; (iii) accelerate the vesting of options held by the Mr. Chioini and Mr. Klema as of the date of their terminations; and (iv) grant an extended option exercise period for vested options. As part of the Settlement agreement, the Settling Parties also agreed to certain standstill covenants for a period of approximately five years and agreed to forfeit a total of 333,200 unvested shares of restricted common stock.

Triferic® License Agreements

        We are party to a license agreement, dated January 7, 2002, with Charak LLC ("Charak") and its owner, Dr. Ajay Gupta, for our Triferic® product that covers issued patents in the United States, the European Union and Japan, as well as patent and pending patent applications in other foreign jurisdictions. Dr. Gupta joined us as our Chief Scientific Officer in 2009. The license agreement, which was negotiated on an arm's length basis before Dr. Gupta had any employment relationship with us, continues for the duration of the underlying patents in each country. We are obligated under the license agreement to make certain milestone payments and to pay ongoing royalties upon successful introduction of the product. No royalties were accrued and payable pursuant to the license agreements for 2018.

        In October 2018, we entered into a Master Services and IP Agreement (the "MSA") with Charak and Dr. Gupta. Pursuant to the MSA, we entered into three additional agreements related to the license of certain soluble ferric pyrophosphate intellectual property owned by Charak. The MSA provides for a payment of $1,000,000 to Dr. Gupta, of which $250,000 was paid in 2018 and the remainder will be paid in installments over 2019, as well as the reimbursement for certain legal fees incurred in connection with the MSA. Pursuant to the MSA, we entered into an amendment to the 2002 license agreement and entered into new license agreements providing for additional rights relating to Triferic. No royalties were accrued and payable pursuant to these agreement for 2018.

 EXECUTIVE OFFICERS

        The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of our Board. The Company's current executive officers are described below.

        Stuart Paul, age 59, has been a director since August 2018 and the Company's CEO and President since September 2018. Mr. Paul's business experience is described above under "Nominees For Reelection to Our Board."

        Angus Smith, age 36, joined the Company as its Chief Financial Officer in November 2018. Prior to joining the Company, Mr. Smith served in variety of finance roles in the health care industry including most recently as Senior Vice President, Chief Business Officer and Principal Financial Officer at Pernix Therapeutics Holdings, Inc. ("Pernix"), a specialty pharmaceutical company, from February 2018 until November 2018, where Mr. Smith was responsible for the oversight of Pernix's financial operations and management of Pernix's business development activities, as well as relationships with investors and other key constituents in the financial community. Previously at Pernix, Mr. Smith served as Vice President, Business Development & Strategic Planning from July 2016 to February 2018 and as Vice President, M&A and Corporate Finance from September 2014 to July 2016. Pernix filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in February 2019 following the entry of a generic version of the Pernix migraine drug Treximet. From October 2011 to September 2014, Mr. Smith served as a Director in the Healthcare Investment Banking Group at Cantor Fitzgerald, a financial services firm. Mr. Smith previously held several positions of increasing responsibility in the Healthcare Investment Banking group at Gleacher & Company, a financial advisory firm, and various predecessor firms from July 2005 to August 2011. Mr. Smith earned a B.A. in Mathematical Economics from Colgate University in 2005.

        Ajay Gupta M.D., age 61, joined the Company as Chief Scientific Officer in June 2009. Before joining the Company, Dr. Gupta spent the prior seven years as an associate professor of medicine at UCLA and Charles Drew University Schools of Medicine, Los Angeles, CA, where he had an active nephrology practice. Prior to that, Dr. Gupta served on the faculties of Henry Ford Hospital, Detroit, MI, University of Alabama, Birmingham, State University of New York, Syracuse and Washington University, St. Louis. Dr. Gupta also completed a clinical fellowship in Nephrology from Wayne State University, Detroit, Michigan and a research fellowship in Nephrology from Washington University, St. Louis, Missouri. Dr. Gupta, who is the founder and chairman of the Indian Society for Bone and Mineral Research, earned his MBBS degree and completed his residency in Internal Medicine from All India Institute of Medical Sciences, New Delhi.

        Raymond D. Pratt M.D., age 68, joined the Company in April 2012 as its Chief Medical Officer. Prior to joining the Company, Dr. Pratt worked at Shire PLLC from 2003 to 2010 as vice president research and development and as the scientific leader in its Emerging Business Unit and Renal Business Unit. Previous roles at Shire included vice president global clinical medicine and global clinical affairs and head of US Clinical Development. Dr. Pratt served in a consulting role at Quintiles, a global biopharmaceutical services company, as a vice president of strategic drug development innovation from August 2011 until joining the Company, and as an industry consultant during 2011 after leaving Shire. Prior to working at Shire, he was senior director, clinical research and development at Eisai Medical Research from 1994 to 2003, where he was head of central nervous system and internal medicine clinical development. Dr. Pratt is a graduate of the University of Illinois College of Medicine and completed his nephrology fellowship at the Walter Reed Army Medical Center where he practiced nephrology and served as the assistant chief of nephrology services and director of dialysis services from 1983 to 1985. Dr. Pratt was the recipient of a physician scientist training grant at Johns Hopkins School of Medicine and the recipient of a James Shannon New Investigator award from the NIH. He served as an assistant professor in the John Hopkins Department of Medicine and Nephrology from 1989 to 1993.

 COMPENSATION OF EXECUTIVE OFFICERS

Overview

        During 2018, the Company underwent significant change in terms of leadership and resulting executive compensation actions. In May 2018, the Board of Directors terminated the employment of Robert Chioini and Thomas Klema, who had previously served as the Company's Chief Executive Officer and Chief Financial Officer, respectively. Following the termination of Messrs. Chioini and Klema, the Company operated for a time with a smaller management team, comprised of Drs. Gupta and Pratt, the Company's Chief Scientific Officer and Chief Medical Officer, and David J. Kull, the Company's controller and principal accounting officer, coupled with board-level support and oversight. In September 2018, the Company appointed Stuart Paul as the President and Chief Executive Officer, filling the role left vacant with Mr. Chioini's removal. In November 2018, the Company appointed Angus Smith as Chief Financial Officer, occupying the role left vacant with the removal of Mr. Klema.

        As a result of these changes, actions of the Compensation Committee in 2018 were focused on providing appropriate incentives and market-based compensation adjustments for existing employees, as well as setting competitive, market-based compensation packages for Messrs. Paul and Smith as an inducement for them to join the Company and oversee the transition of a new leadership team. The following table sets forth the total compensation paid to or earned by Messrs. Paul, Smith and Chioini and Dr. Gupta (the "NEOs") during each of the last two years, or such shorter period during which they served as a named executive officer.

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)(a)	Stock Awards($)(b)	Option Awards($)(c)	Total($)
Current Executive Officers
Stuart Paul	2018	184,615	300,000	4,782,994	2,216,194	7,483,803
Chief Executive Officer
Angus Smith	2018	20,000	125,000	551,002	752,221	1,448,223
Chief Financial Officer
Dr. Ajay Gupta	2018	506,415	60,000	388,000	—	954,415
Chief Scientific Officer	2017	506,415	88,623	390,450	—	985,488
Former Executive Officer
Robert L. Chioini(d)	2018	387,020	—	—	—	389,427
Former President and Chief	2017	898,439	—	1,396,500	—	2,302,139
Executive Officer

(a)
Bonuses for Messrs. Paul and Smith include sign-on bonuses of $100,000 and $125,000, respectively. Other bonus amounts reflected in the table for 2018 were approved by our Committee following the year end, but constitute compensation earned for services rendered in the year shown.

(b)
The amounts reported in this column represent grant date fair values of restricted stock unit awards computed in accordance with FASB ASC Topic 718. These restricted stock unit awards were valued at the closing market price on the date of grant, or $4.70 for the September 4, 2018, grant and $3.52 per share for the November 28, 2018 grant. The amounts reported above include grants of performance based restricted stock units valued at $2,958,806, and $257,666 for Messrs. Paul and Smith, respectively, reported at the grant date fair value assuming maximum performance.

(c)
The amounts reported in this column represent grant date fair values of stock option grants determined using the Black Scholes option pricing model, excluding any forfeiture reserves, in accordance with FASB ASC Topic 718. The amounts reported above include grants of performance based stock options valued at $1,075,106 for Mr. Paul, reported at the grant date fair value assuming maximum performance. The assumptions used to determine fair value are set forth in the table below:

Options	Dividend Yield	Risk Free Rate	Volatility	Expected Life
Stuart Paul	0.00%	2.85%	67.48%	5.5 - 6.5 Years
Angus Smith	0.00%	2.97%	69.85%	5.5 - 6.5 Years

Performance Options	Dividend Yield	Risk Free Rate	Volatility	Expected Life
Stuart Paul	0.00%	2.85%	67.48%	5.79 Years
(d)
Total compensation for 2018 paid to Mr. Chioini does not include amounts paid following his termination of employment in connection with the settlement agreement described under the caption "Related Party Transactions—Settlement Agreement."

Employment Agreements

Employment Agreement with Stuart Paul

        On July 31, 2018, the Company entered into an employment agreement with Mr. Paul (the "Paul Agreement"). The Paul Agreement provides that he will serve as an at-will employee and he is entitled to an annualized base salary of $600,000, a year-end performance bonus with a target bonus of 60% of his base salary (commencing 2019 and to be paid in cash or stock), and an annual long-term incentive grants in cash or equity. In addition, the Paul Agreement provided Mr. Paul a sign-on bonus of $100,000 (Mr. Paul is required to repay a pro-rated portion of his sign-on bonus if the Company terminates his employment for Cause or if he resigns without Good Reason within 12 months of the Commencement Date), eligibility to receive a 2018 performance bonus in a target amount of $200,000 (the 2018 performance bonus could be no less than $100,000) and the right to acquire a total of up to 2,070,000 shares of Company common stock, compromised of time-based and performance-based options and time-based and performance-based restricted stock units (the "Inducement Awards"). The Inducement Awards were issued outside of the Company's shareholder-approved 2018 Long-Term Incentive Plan, in accordance with Nasdaq Listing Rule 5635(c)(4). For discussion regarding certain payment triggered upon a termination of employment, see "Payments Upon Termination or Change in Control."

Employment Agreement with Angus Smith

        On October 26, 2018, the Company entered into an employment agreement with Angus Smith, pursuant to which he will serve as the Company's Chief Financial Officer (the "Smith Agreement"). The Smith Agreement provides that he will serve as an at-will employee and he is entitled to an annualized base salary of $400,000, a year-end performance bonus with a target bonus of 50% of his base salary (commencing 2019 and to be paid in cash or stock), and an annual long-term incentive grants in cash or equity. In addition, the Smith Agreement provided Mr. Smith with a sign-on bonus of $125,000 (Mr. Smith is required to repay a pro-rated portion of his sign-on bonus if the Company terminates his employment for Cause or if Mr. Smith resigns without Good Reason within 12 months of the Commencement Date) and an initial equity grant on his commencement of employment representing the right to acquire a total of up to 500,000 shares of Company common stock, compromised of time-based and performance-based options and time-based and performance-based restricted stock units. For discussion regarding certain payment triggered upon a termination of employment, see "Payments Upon Termination or Change in Control."

Employment Agreement with Dr. Ajay Gupta

        On October 7, 2018, the Company entered into an employment agreement with Dr. Gupta, pursuant to which he will continue to serve as the Company's Senior Vice President and Chief Scientific Officer (the "Gupta Agreement"). The Gupta Agreement provides for a term of 36 months, ending on October 8, 2021 (subject to certain termination provisions), after which Dr. Gupta shall continue to be employed as an at-will employee.

        Dr. Gupta will receive an annualized base salary of $510,000 and will be eligible to earn year-end performance bonuses (to be paid in either cash or equity or both) with a target bonus of 50% of his base salary. Dr. Gupta shall be eligible for annual long-term incentive grants in cash or equity or both and received a grant of 100,000 restricted stock units in connection with the Gupta Agreement, which shall vest in full on the first anniversary of the date of the Gupta Agreement, subject to Dr. Gupta's continued employment through that time (and subject to the acceleration terms set forth therein). For discussion regarding certain payment triggered upon a termination of employment, see "Payments Upon Termination or Change in Control."

Outstanding Equity Awards At 2018 Year-End

        The following table shows certain information regarding outstanding equity awards at December 31, 2018 for our NEOs:

Outstanding Equity Awards at 2018 Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Underlying Securities Unexercised Options (#)(a) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)(c)	Market Value of Shares That Have Not Vested ($)(b)
Current Executive Officers
Stuart Paul	—	776,250	$4.70	9/4/2028	1,195,250	$2,701,265
Angus Smith	—	333,333	$3.52	11/28/2028	166,667	$376,667
Ajay Gupta	187,000	—	$6.74	6/18/2019	—	$—
	60,000	—	$7.13	1/15/2020	—	$—
	75,000	—	$5.86	8/13/2020	—	$—
	150,000	—	$8.47	1/11/2021	—	$—
	125,000	—	$10.04	1/5/2022	—	$—
	25,000	—	$8.73	6/4/2022	—	$—
	150,000	—	$6.12	1/31/2023	—	$—
	150,000	—	$10.10	1/13/2024	—	$—
	50,000	—	$8.88	10/1/2024	—	$—
	215,000	—	$8.23	10/2/2025	—	$—
					168,500	$380,810
Former Executive Officer
Robert Chioini	225,000	—	$6.74	6/18/2019	—	$—
	150,000	—	$7.13	1/15/2020	—	$—
	100,000	—	$5.86	8/13/2020	—	$—
	250,000	—	$8.47	1/11/2021	—	$—
	225,000	—	$10.04	1/5/2022	—	$—
	25,000	—	$8.73	6/4/2022	—	$—
	250,000	—	$6.12	1/31/2023	—	$—
	250,000	—	$10.10	1/13/2024	—	$—
	250,000	—	$8.88	10/1/2024	—	$—
	250,000	—	$8.88	10/1/2024	—	$—
	500,000	—	$8.23	10/2/2025	—	$—
	275,000	—	$8.23	10/2/2025	—	$—

(a)
Unvested options vest in three equal annual installments beginning one year after the grant date or immediately upon death, disability or a change in control.

(b)
Value was determined by multiplying the number of shares that have not vested by the closing price of our common shares as of December 31, 2018 ($2.26).

(c)
Restricted shares vest upon achievement of specified performance objectives.

        Other Compensation.    The Company offers a 401(k) plan for individual retirement savings opportunities available to all of our salaried employees on a non-discriminatory basis. The plan is non-contributory by the Company and we have no other pension or retirement plan or deferred compensation arrangement for our NEOs.

Executive Share Ownership Guidelines

        In early 2017, to further align our management's and shareholder's economic interests and discourage inappropriate or excessive risk-taking, our Board established formal share ownership guidelines that apply to our management team, including our NEOs. Under these guidelines, our Chief Executive Officer, other NEOs and any Vice Presidents will be required to maintain the following ownership levels:

CEO	4x base salary
All other NEOs	2x base salary
Vice Presidents	1x base salary

        Each covered executive has the goal of meeting the guidelines by the later of the fifth anniversary of the date the guidelines became effective or the fifth anniversary of the executive's first designation as an executive subject to the guidelines. A covered executive will be deemed to be in compliance with the guidelines if the value of shares held by the executive on any date during the calendar year equals or exceeds the applicable multiple of his or her base salary. After meeting the ownership guidelines, any subsequent decreases in the market value of shares will not be considered, as long as the executive remains at the same salary and/or title level and holds at least the same number of shares as they did when they met or exceeded the guidelines.

        For purposes of these guidelines, the following securities will be counted in determining whether an executive owns the requisite number of shares: common shares purchased by the executive, shares owned jointly with or separately by a member of the executive's immediate family, shares held indirectly by entities formed for the benefit of the executive or his or her immediate family members or over which the executive has the ability to influence or direct investment decisions, outstanding shares held through the Company's equity plans (other than performance shares which have not yet vested), shares issuable upon vesting of time-vested restricted share units settleable in common shares, whether vested or unvested, and shares issuable upon exercise of vested stock options assuming a net exercise of such options.

        Each of our NEOs was in compliance with the share ownership requirements as of the record date for our Annual Meeting, due to having more time to do so before the target date.

Anti-Hedging and Anti-Pledging Policy

        In 2017, our Board established an anti-hedging and anti-pledging policy as part of our Principles of Corporate Governance. This policy prohibits any of our executive officers from pledging as security common shares that he or she directly or indirectly owns or from engaging in any short sale or hedging transaction. This policy does not apply to pledge arrangements entered into prior to the effective date of the policy by a current director or executive officer and in effect on the effective date. The Board is able to grant an exception to allow a stock pledge if (a) the arrangement is not a margin loan and the borrower clearly demonstrates the financial capacity to repay the loan without resort to having to sell the pledged shares, or (b) withholding taxes have become due in connection with the exercise of a stock option within 90 days of its expiration or in connection with the vesting of an equity award and the Board determines that sales by executive officers at such time would not be in the Company's or the shareholders' best interests and use of a cashless methodology involving the use of the Company's cash resources would not be in the Company's best interests.

Incentive Compensation Clawback Policy

        In 2017, our Board adopted an incentive compensation recoupment, or "clawback," policy applicable to our executive officers. Under this policy, in the event of a material restatement of our consolidated financial statements due to material noncompliance with any financial reporting requirement, our Board or our Committee shall, to the extent permitted by law and not impracticable, recoup compensation that is "erroneously awarded" during the three completed years prior to the date on which the Company determines that its financial statements contain a material error or the date on which the Company is ordered by a court or regulatory body to restate its financial statements. Erroneously awarded compensation is the amount of incentive-based compensation received by the executives that exceeds the amount of such compensation that would have been received had it been determined based on the accounting restatement, without regard to taxes paid. The amount of erroneously awarded incentive compensation based on stock price or total shareholder return will be based on a reasonable estimate of the effect of the restatement on the stock price.

Payments Upon Termination or Change in Control

        Under the Paul Agreement, upon a termination of Mr. Paul's employment by the Company for Cause or by Mr. Paul without Good Reason (each as defined therein), Mr. Paul will be entitled to receive (i) his base salary then in effect plus 100% of the target bonus payable for such one-year period, (ii) a pro-rated annual bonus for the year in which Mr. Paul was terminated, (iii) COBRA coverage for one year, and (iv) the continued vesting for one year of that portion of the Inducement Awards that has time-based vesting conditions (but not those awards with performance-based vesting conditions). Additionally, all vested stock options shall continue to be exercisable for one year following the date of termination or until such options expire, in each case subject to Mr. Paul's execution of a separation agreement and compliance with the Paul Agreement. Mr. Paul will also be eligible to receive certain benefits following a Change of Control and following termination by the Company other than for Cause or by Mr. Paul for Good Reason or upon death in connection with a Change of Control discussed below.

        During his employment and for one year following his termination, Mr. Paul is subject to certain non-competition and non-solicitation provisions set forth in the Paul Agreement. In connection with the Employment Agreement, Mr. Paul also entered into the Company's form of Employee Confidentiality, Assignment of Inventions, Non-Interference and Non-Competition Agreement.

        Under the Smith Agreement, upon a termination of Mr. Smith's employment by the Company for Cause or by Mr. Smith without Good Reason (each as defined therein), Mr. Smith will be entitled to receive: (i) his base salary then in effect plus 100% of the target bonus payable for such one-year period, and (ii) COBRA coverage for one year. Mr. Smith will also be eligible to receive certain benefits following a Change of Control discussed below.

        In connection with the Employment Agreement, Mr. Smith also entered into the Company's form of Employee Confidentiality, Assignment of Inventions, Non-Interference and Non-Competition Agreement.

        Under the Gupta Agreement, upon a termination of Dr. Gupta's employment by the Company for Cause or by Dr. Gupta without Good Reason (each as defined therein), Dr. Gupta will be entitled to receive: (i) his Base Salary then in effect from the Date of Termination through September 7, 2021, and (ii) COBRA coverage for eighteen months.

        Additionally, all stock options held by Dr. Gupta shall immediately vest upon the date of termination, all vested stock options shall continue to be exercisable for two years following the date of termination (or until such options expire, if sooner), and the performance-based restricted stock award granted in 2017 shall continue to be eligible to vest for two years following the date of termination or until such award expires, in each case subject to Dr. Gupta's execution of a separation agreement and compliance with the Gupta Agreement. Dr. Gupta will also be eligible to receive certain benefits following a Change of Control discussed below.

        In connection with the Employment Agreement, Dr. Gupta also entered into the Company's form of Employee Confidentiality, Assignment of Inventions, Non-Interference and Non-Competition Agreement.

        Payments to Mr. Chioini in the context of his termination and his claims asserted against the Company are not reported as compensation in the Summary Compensation Table (see "Related Party Transactions—Settlement Agreement" above).

        In addition to the severance benefits discussed above, the NEOs would receive certain benefits upon termination of employment that are provided to all salaried employees on a nondiscriminatory basis—accrued salary, unused vacation and 401(k) plan distributions—and accelerated vesting of options granted pursuant to our 2007 Long Term Incentive Plan, or 2007 LTIP, if the NEO's termination is due to death or permanent disability.

        In the event of a change in control, all unvested options granted pursuant to the 2007 LTIP become fully exercisable and all restricted stock awards will be deemed fully vested. In the event of a change of control, all unvested awards under the 2018 Long Term Incentive Plan, or the 2018 LTIP, do not accelerate automatically. However, if a participant's employment terminates after a change in control or if the surviving corporation does not assume our unvested awards, then the vesting of unvested awards will accelerate and be considered fully vested, provided that performance awards will only vest either to the extent the performance is met or assuming target performance, but pro-rated to reflect only the portion of the performance period that has lapsed, whichever is greater.

 DIRECTOR COMPENSATION

2018 Director Compensation

        In 2018, the Committee decided that it needed to perform a review of its non-employee director compensation program to ensure the compensation was competitive in order to attract pharmaceutical industry experienced directors to our Board. The Committee engaged Cannae HR Solutions to review our existing compensation program for directors. Cannae HR Solutions recommended certain modifications to our non-employee compensation structure and amounts following a review of standard practices for director compensation and benchmarking analysis of the following 17 peer group companies. The 17 companies listed below in our peer group are the same as the peer group used for the NEOs, except that the peer group used for director compensation did not include NEO peer group companies with market capitalizations in excess of $500 million and AcelRx Pharmaceuticals Inc., Cempra, Inc. and Savara Inc. were not included in the NEO peer group of companies:

AcelRx Pharmaceuticals Inc.	Agenus Inc.	BioCryst Pharmaceuticals Inc.
BioSpecifics Technologies Corp.	Cara Therapeutics, Inc.	Celldex Therapeutics, Inc.
Cempra, Inc.	Collegium Pharmaceutical, Inc.	Corium International, Inc.
Assertio Therapeutics, Inc.	Foamix Pharmaceuticals Ltd.	NewLink Genetics Corporation
Novavax, Inc.	Rigel Pharmaceuticals, Inc.	Savara Inc.
Strongbridge Biopharma plc.	Sucampo Pharmaceuticals, Inc.

        As a result, the Committee modified our non-employee director compensation program in 2018 to attract and retain pharmaceutical industry experienced directors. Also, the Committee recommended changes to compensation in view of the fact the Board had decided to separate the Chairman of the Board and Chief Executive Officer roles and functions. Based upon the recommendation of Cannae HR Solutions, the Committee recommended, and the Board approved, effective in 2018 the following director compensation changes: (1) increase in the director annual retainer from $150,000 to $175,000 per year, consisting of $60,000 in cash and $115,000 payable in stock options; (2) the Chairman of the Board would be paid an annual retainer of $50,000 payable in stock options; (3) directors serving as Chairpersons of a committee would be paid an annual retainer of $20,000, $15,000 and $10,000 for service on the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively, payable in stock options; and (4) each director serving on a committee (who is not the chair) would be paid an annual retainer of $12,000, $7,500 and $5,000 for service on the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively, payable in stock options. No fees are to be paid for attendance at any Board or committee meetings, but the independent directors will be reimbursed for their expenses incurred in attending such meetings. Directors who are employed by the Company do not receive separate compensation for their service as a director. Although the Board constituted a Science Committee in 2018, members of the Science Committee did not receive additional compensation in the past year for service on this committee.

        Following the removal of the Company's then Chief Executive Officer and Chief Financial Officer in May 2018, independent directors Lisa Colleran, John Cooper and Benjamin Wolin were appointed to a special committee of the Board, which committee was delegated the responsibility to provide Board-level oversight of management on a more frequent basis until the appointment of a new Chief Executive Officer and Chief Financial Officer in the third and fourth quarters of 2018, as well as to provide Board-level oversight over the Company's legal matters during this time. This oversight through the committee (and subsequently on an individual basis) occurred from May 2018 through December 2018. Subsequent to the appointment of this committee, the Compensation Committee of the Board recommended, and the Board approved, additional aggregate cash compensation of $330,000 payable to the directors who served on this committee in light of the substantial investment of additional oversight time required in this role during the Company's 7-month transition in 2018.

        The following table sets forth certain information relating to the compensation for our directors for the last year:

2018 Director Compensation

Name (a)	Fees Earned or Paid in Cash ($)	Option Awards ($)(b)	Total ($)
Patrick J. Bagley	67,401	—	67,401
Ronald D. Boyd	79,140	—	79,140
Lisa Colleran	154,000	92,154	246,154
John Cooper	185,000	101,189	286,189
Robin L. Smith	94,140	99,022	193,162
Mark H. Ravich	112,500	97,577	210,077
Benjamin Wolin	173,498	133,353	306,851

(a)
Messrs. Bagley and Boyd resigned as directors in 2018.

(b)
The amount in the table represents the grant-date fair value of such stock options determined in accordance with FASB ASC Topic 718 using the Black Scholes option pricing model, excluding any forfeiture reserves. We assumed a dividend yield of 0.0%, risk free interest rate of 1.9%, volatility of 66% and expected lives of 6 years. The following table shows the number of unexercised options and the number of shares of unvested restricted stock held by each of the non-employee directors at December 31, 2018.

Name	Options Held	Restricted Stock Held	Stock Appreciation Rights Held
Patrick J. Bagley	—	—	—
Ronald D. Boyd	—	—	—
Lisa Colleran	36,281	—	—
John Cooper	39,838	—	23,000
Robin L. Smith	38,985	9,800	—
Mark H. Ravich	38,416	—	—
Benjamin Wolin	52,501	—	—

Director Share Ownership Guidelines

        We have stock ownership guidelines that apply to our directors. Under these stock ownership guidelines, non-employee directors must satisfy the applicable guidelines by the later of the fifth anniversary of when they joined the Board, or the fifth anniversary of when the guidelines were adopted. These stock ownership guidelines require each non-employee director to acquire and own common shares valued at 1x times their annual director compensation. Shares are counted toward the guideline in the same manner as described under "COMPENSATION OF EXECUTIVE OFFICERS—Executive Share Ownership Guidelines."

 PROPOSAL 2
AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK BY 50 MILLION SHARES TO 170 MILLION SHARES

Background

        On April 11, 2019, the Board approved, and recommended that shareholders approve, an amendment to the Company's articles of incorporation to increase its authorized common stock from 120,000,000 shares to 170,000,000 shares.

        To increase the number of shares of authorized common stock, the Board proposes to amend Paragraph 1 of Article III of the Company's Restated Articles of Incorporation (the "Articles") to read in its entirety as follows:

        "The total authorized shares:

    1.
    Common Shares: 170,000,000
    Preferred Shares: 2,000,000"

        The Board believes the current level of authorized common stock constrains the Company's ability to conduct business in a manner intended to support growth and to enhance shareholder value. The Board considers the proposed increase in the number of authorized shares of common stock desirable because it would give the Company the necessary flexibility to issue common stock for capital raising purposes, and to issue common stock upon the exercise of warrants outstanding and upon the exercise of warrants that may be granted in the future in connection with capital raising transactions or otherwise. Furthermore, an increase in the number of shares of authorized common stock gives the Company the ability to acquire other businesses in exchange for shares of common stock. The Company has no current plans or understandings with respect to the issuance of any additional shares that would be authorized by this proposal, if approved.

        The proposed amendment to the Company's Articles will ensure that the Company will continue to have an adequate number of authorized and unissued shares of common stock available for future use. As of December 31, 2018, there were 57,034,154 shares of the common stock outstanding and 14,512,749 shares of common stock reserved for issuance upon the exercise of outstanding options and warrants, as well as for future issuance under our shareholder-approved equity incentive plan. None of the Company's preferred shares are currently outstanding.

        As is the case with the shares of common stock which are currently authorized but unissued, if this proposal to amend the Company's Articles to increase the authorized number of shares of common stock is approved by the shareholders, the Board will have authority to issue additional shares of common stock from time to time without further action on the part of shareholders, except as may be required by applicable law or by the rules of any stock exchange or market on which the Company's securities may then be listed or authorized for quotation.

        Our Articles do not include any preemptive or other rights of shareholders to subscribe for any shares of common stock which may in the future be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

        Although we do not have any specific plans, arrangements or understandings for the newly authorized but unissued shares of common stock that would be available following the increase in authorized shares, we view the issuance of common stock and warrants to purchase common stock as our principal source of operating capital until such time as we may begin to generate positive cash flow from operations.

        The additional shares of common stock that we are seeking authorization for may be used for such corporate purposes as the Board may determine from time to time to be necessary or desirable. These purposes may include, without limitation: issuing shares under our incentive plans, raising capital through the sale of common stock and/or warrants to purchase common stock and acquiring other businesses in exchange for shares of common stock.

        The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing shareholders and have a negative effect on the trading price of our common stock.

Implementation

        If the amendment is approved by our shareholders, we must file an amendment with the Michigan Department of Licensing and Regulatory Affairs in order for the amendment to become effective. If we obtain shareholder approval of the amendment, we intend to file the amendment as soon as practicable.

        If shareholders approve this Proposal 2 together with Proposal 3 (to reincorporate the Company from the State of Michigan to the State of Delaware), the Company will (A) implement this Proposal 2 first and (2) amend, prior to implementation of Proposal 3, Section 4.1 of the Delaware Certificate (as defined in Proposal 3) to reflect the shareholder-approved increase in authorized shares .

Effect of Failure to Obtain Shareholder Approval

        If we do not obtain shareholder approval for this proposal to amend our Articles to increase the authorized number of shares of our common stock from 120,000,000 to 170,000,000, we may not have the ability to raise sufficient capital to continue to operate our business or have sufficient shares authorized to effect strategic transactions in the future where the consideration would otherwise be capital stock.

Vote Required

        Approval of the proposal to amend the Articles to increase the number of authorized shares of the Company's common stock requires an affirmative vote of a majority of the votes entitled to be cast on the matter. Abstentions and broker non-votes will have the same effect on the result of this vote as votes cast AGAINST this proposal.

        If you do not hold your shares in street name and respond but do not indicate how you want to vote on the amendment, your proxy will be counted as a vote in favor of such proposal.

THE BOARD RECOMMENDS A VOTE "FOR"
AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK

 PROPOSAL 3
REINCORPORATION OF THE COMPANY FROM MICHIGAN TO DELAWARE

Introduction

        Our Board of Directors has approved and recommends that our shareholders approve a proposal to change the Company's state of incorporation from Michigan to Delaware (the "Reincorporation"). If our shareholders approve this proposal, the Company intends to consummate the Reincorporation as soon as practicable thereafter by implementing the Plan of Conversion (as described below). In this proxy statement, we sometimes refer to the Company as a Michigan corporation before the Reincorporation as "Rockwell-Michigan" and the Company as a Delaware corporation after the Reincorporation as "Rockwell-Delaware."

        Assuming the shareholders approve this proposal and the Reincorporation becomes effective, the principal effects immediately following the Reincorporation will be that:

  •
  the name of the Company following the Reincorporation will remain "Rockwell Medical, Inc."

  •
  the Company will become subject to Delaware corporation laws, and the Company's existing Articles of Incorporation (the "Michigan Articles") and Bylaws (the "Michigan Bylaws," and together with the Michigan Articles, the "Michigan Organizational Documents") will be replaced by a new Delaware certificate of incorporation (the "Delaware Certificate") and bylaws (the "Delaware Bylaws," and together with the Delaware Certificate, the "Delaware Organizational Documents"), as more fully described below;

  •
  Rockwell-Delaware will: (a) be deemed to be the same entity as Rockwell-Michigan for all purposes under Michigan and Delaware law, and (b) continue to have and succeed to all of the rights, privileges and powers of Rockwell-Michigan, except for the changes that result from being governed by Delaware law, the Delaware Certificate and the Delaware Bylaws;

  •
  The Company's capitalization will remain the same with each outstanding share of Rockwell-Michigan common stock automatically converting to represent an outstanding share of Rockwell-Delaware common stock, and each outstanding option, warrant or other right to acquire shares of Rockwell-Michigan common stock automatically converting to represent an outstanding option, warrant or other right to acquire shares of Rockwell-Delaware common stock; and

  •
  other than the change in corporate domicile, the Reincorporation itself will not result in any change in the business, physical location, management, assets or liabilities of the Company, nor will it result in any change in the location of our current employees, including management.

        Shareholders are urged to read this proposal carefully, including the attached exhibits, before voting on the Reincorporation Proposal. The relevant appendices that should be reviewed along with this proposal are:

  •
  Appendix A: Form of Plan of Conversion

  •
  Appendix B: Delaware Certificate

  •
  Appendix C: Delaware Bylaws

        The following discussion summarizes material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the full texts of the Delaware Certificate and Delaware Bylaws in substantially the forms attached as appendices to this Proxy Statement. Copies of the Michigan Organizational Documents are publicly available as exhibits to reports we have previously filed with the SEC.

Mechanics of Reincorporation

        The Reincorporation will be effected pursuant to the Plan of Conversion to be adopted by Rockwell-Michigan in accordance with Section 745 of the Michigan Business Corporation Act (the "MBCA") and Section 265 of the Delaware General Corporation Law (the "DGCL").

        Among other things, the Plan of Conversion provides that the Company will convert into a Delaware corporation and become subject to Delaware law. By virtue of the conversion, all of the rights, privileges and powers of Rockwell-Michigan, as well as all assets and liabilities belonging Rockwell-Michigan immediately prior to the Reincorporation will remain the rights, privileges, powers, assets and liabilities of Rockwell-Delaware following the consummation of the Reincorporation. The consolidated financial condition and results of operations of Rockwell-Delaware immediately after consummation of the Reincorporation will be the same as those of Rockwell-Michigan immediately prior to consummation of the Reincorporation.

        The Plan of Conversion requires that filings be made with the Bureau of Commercial Services of the Michigan Department of Labor & Economic Growth and the Secretary of State of the State of Delaware, including: (1) filing a certificate of conversion in Michigan, and (2) filing in Delaware: (i) a certificate of conversion and (ii) the Delaware Certificate. Approval of the Reincorporation will also constitute approval of the forms of each of the Plan of Conversion, the Michigan certificate of conversion, the Delaware certificate of conversion, the Delaware Certificate and the Delaware Bylaws, in each case, substantially in the forms appended to this proxy statement as exhibits. Pursuant to the Plan of Conversion, the Company will also take all other actions and make all other filings necessary to complete the Reincorporation, including updating local, state and Federal regulatory and licensing bodies.

        The Plan of Conversion has been unanimously approved by the Board and may be amended or modified prior to consummation of the Reincorporation, provided that the amendment or modification does not materially alter or change the terms and conditions of the Plan of Conversion in a manner that adversely affects the Company's shareholders. The Reincorporation may also be delayed by the Board, and the Plan of Conversion may be terminated or abandoned at any time prior to consummation of the Reincorporation, depending on the facts and circumstances at the time and the best interests of the Company and its shareholders. However, at present, if the Company's shareholders approve this Proposal 3 at the Annual Meeting, the Company intends to consummate the Reincorporation as soon as practicable thereafter.

Automatic Conversion of Securities

        Concurrent with the consummation of the Reincorporation, each outstanding share of common stock of Rockwell-Michigan will automatically convert into one share of common stock of Rockwell-Delaware and each outstanding option, warrant or other right to acquire shares of Rockwell-Michigan common stock will constitute an option, warrant or other right to acquire an equal number of shares of Rockwell-Delaware common stock. Rockwell-Michigan share certificates and book-entry positions will automatically represent shares and book-entry positions of Rockwell-Delaware upon the effectiveness of the Reincorporation. Shareholders who hold Rockwell-Michigan share certificates will not be required to surrender or exchange those share certificates in connection with the Reincorporation.

        Following the consummation of the Reincorporation, the Company's common stock will remain listed on the Nasdaq Global Market under the symbol "RMTI" and American Stock Transfer & Trust Company will continue to be the transfer agent and registrar for the Company's common stock. Additionally, all registration statements of Rockwell-Michigan on file with the Commission and immediately prior to the Reincorporation will continue to relate to Rockwell-Delaware.

Principal Reasons for the Reincorporation Proposal

        Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state corporate law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, understanding their fiduciary obligations to shareholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation is the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the predictability of Delaware corporate law and the responsiveness of the Delaware judiciary to their needs and to the needs of the corporation they own.

        The principal factors the Board considered in deciding to pursue and recommending that our shareholders approve the proposed Reincorporation are summarized below:

  •
  greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

  •
  access to specialized courts;

  •
  enhanced ability of Delaware corporations to attract and retain directors and officers; and

  •
  greater certainty with respect to indemnification and limitation of liability for directors.

        Predictability, Flexibility and Responsiveness of Delaware Law.    Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware General Assembly each year considers statutory amendments to the DGCL that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure the DGCL continues to be responsive to the changing needs of businesses. The Delaware legislature is therefore seen as sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the duties and decision-making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, it is anticipated that Delaware law provides more efficiency, predictability and flexibility in our legal affairs than is presently available under Michigan law.

        Access to Specialized Courts.    Cases involving corporate law issues are adjudicated in a specialized Chancery Court in Delaware and the Delaware Supreme Court, which are each highly regarded. These courts have developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware's corporate law and has streamlined procedures and processes that help provide relatively quick decisions.

        Enhanced Ability to Attract and Retain Directors and Officers.    The Board believes that the Reincorporation enhances our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and we compete for talented individuals to serve on our management team and on our Board. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and, accordingly, are better defined and better understood than under Michigan law. Note that directors' personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. The Board believes that the Reincorporation provides appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

        More Certainty Regarding Indemnification and Limitation of Liability for Directors.    In general, both Michigan and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions further discussed in "Limitation or Elimination of Directors' Personal Liability" below. We believe that Delaware case law regarding a corporation's ability to limit director liability and to indemnify and advance litigation expenses to directors and officers is more developed and provides more guidance than Michigan case law.

Certain Risks Associated with the Reincorporation

        Notwithstanding the belief of our Board of Directors as to the benefits to our shareholders of the Reincorporation, there can be no assurance that the Reincorporation will result in the benefits discussed in this proxy statement, including the benefits of or resulting from reincorporation in the State of Delaware, the ability to attract and retain qualified directors and officers or certain changes in our corporate governance.

Anti-Takeover Implications

        Delaware, like many other states (including Michigan), permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures that may have the effect of reducing a corporation's vulnerability to unsolicited takeover attempts. Certain provisions of Delaware law and Michigan law may have a similar effect. The Board of Directors, however, is not proposing the Reincorporation to prevent a change in control of the Company and is not aware of any current attempt by any person to acquire control of the Company or to obtain representation on the Company's Board of Directors. The Board has no current plans to take any other action designed to make it more difficult for a third party to acquire control of the Company.

Select Comparison of Shareholder Rights Before and After Reincorporation

        In connection with this Reincorporation Proposal, the Board has sought to maintain intact the existing material rights of the Company's shareholders. The following is a comparison of certain provisions in the Company's proposed Delaware Organizational Documents and comparable provisions in the Michigan Organizational Documents. These comparisons summarize certain difference that shareholders may deem important, but are not intended to list all differences and are qualified in their entirety by reference to those documents and to the MBCA and DGCL, respectively.

        The following chart should be read in conjunction with "Significant Differences Between the Corporation Laws of Michigan and Delaware," below, which contains additional information impacting shareholder rights. Shareholders are encouraged to read the Delaware Certificate and the Delaware Bylaws in their entirety and to compare them to the current Michigan Organizational Documents.

	ROCKWELL-MICHIGAN, a Michigan corporation (pre-Reincorporation and qualified, at all times, to the MBCA)	ROCKWELL-DELAWARE, a Delaware corporation (post-Reincorporation and qualified, at all times, to the DGCL)
Authorized Shares	120,000,000 shares of Common Stock, without par value (however, see "Interaction with Proposal 2," below).	120,000,000 shares of Common Stock, par value $0.0001 per share (however, see "Interaction with Proposal 2," below).
	2,000,000 shares of Preferred Stock, without par value.	2,000,000 shares of Preferred Stock, par value $0.0001 per share.
Size of Board of Directors

The number of directors on the Company's Board may not less than three nor more than fifteen, and that the number of directors within that range shall be determined from time to time by a resolution adopted by the Board.

The Company's Board will consist of such number of directors as shall be determined from time to time solely by a resolution adopted by the Board.
Classification of Directors, Term of Office

The Company maintains a classified Board of Directors designated as Class I, II, and III with staggered terms. Directors are to be divided into the three classes as nearly equal in number as possible and the term of office of directors in each class expires on the third succeeding annual meeting following the scheduled election of each respective class.

Substantively equivalent.
Removal of Directors	One or more directors may be removed only for cause by vote of the holders of the majority of shares entitled to vote.	Substantively equivalent.

	ROCKWELL-MICHIGAN, a Michigan corporation (pre-Reincorporation and qualified, at all times, to the MBCA)	ROCKWELL-DELAWARE, a Delaware corporation (post-Reincorporation and qualified, at all times, to the DGCL)
Filling Vacancies on the Board of Directors

Newly created directorships resulting from an increase in the number of directors or any vacancy on the Board may be filled only by the Board by an affirmative vote of a majority of the directors then in office. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Furthermore, any director elected by the Board to fill a vacancy shall hold office until the next election of the class for which the director shall have been chosen and until their successor shall be elected and qualified.

Substantively equivalent.
Advance Notice of Director Nomination and Shareholder Proposals

For director nominations or other business to be properly brought before an annual meeting by a shareholder, such shareholder must provide notice to the Company no later than the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting

Substantively equivalent.

The nominations of persons for election to the Board of Directors and the submission of other business to be considered at a meeting of shareholders are required to be either made or brought by the Board or made or brought by a shareholder of record who complies with specified advance notice procedures.

Substantively equivalent.

	ROCKWELL-MICHIGAN, a Michigan corporation (pre-Reincorporation and qualified, at all times, to the MBCA)	ROCKWELL-DELAWARE, a Delaware corporation (post-Reincorporation and qualified, at all times, to the DGCL)
Charter Amendments

Amendments must be proposed by the Board and approved by the shareholders, except that (i) the Board may make certain ministerial changes pursuant to the MBCA and (ii) shareholders may not amend Article IX (relating to Directors) by written consent unless the unanimous written consent of shareholders is obtained.

Substantively equivalent.
Bylaws Amendments

The bylaws may be amended or repealed, or new bylaws may be adopted, by action of the shareholders or a majority of the Board then in office, except that shareholders may not (i) call a special meeting to amend the bylaws' special meeting provision or (ii) amend Article III (Directors) of the bylaws by written consent unless the unanimous written consent of shareholders is obtained.

Substantively equivalent.
Special Shareholder Meetings

A special meeting of the shareholders (a) may be called by the Corporation's chief executive officer or the Board, and (b) shall be called by the President or Secretary upon written request of the holders of a majority of all the shares entitled to vote at the meeting; provided, that shareholders are not permitted, except as required by applicable law, to call a special meeting for the purpose of electing directors or amending the Bylaws' special meeting provision.

Substantively equivalent.
Voting Standard for Director Elections	Directors shall be elected by a plurality of the votes cast at any election, subject to the Company's Majority Vote policy.	Substantially equivalent.

	ROCKWELL-MICHIGAN, a Michigan corporation (pre-Reincorporation and qualified, at all times, to the MBCA)	ROCKWELL-DELAWARE, a Delaware corporation (post-Reincorporation and qualified, at all times, to the DGCL)
Voting Standard for Matters other than Director Elections

When an action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote on such action. Abstentions are not considered votes cast on such action.

Substantively equivalent.
Action by Shareholders without a Meeting

Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted, provided that such action or proposed action is first approved by the Board.

Substantively equivalent.
Indemnification and Advancement of Expenses.

Persons acting on behalf of the Company are indemnified, and expenses are to be advanced except under limited circumstances, to the fullest extent permitted under the MCBA. See "Significant Differences Between the Corporation Laws of Michigan and Delaware—Indemnification" for a more detailed discussion of indemnification provisions in the MBCA.

Indemnification and the advancement of expenses to the fullest extent permitted under the DGCL is mandatory for officers and directors and permissive for all other agents of the Company. See "Significant Differences Between the Corporation Laws of Michigan and Delaware—Indemnification" for a more detailed discussion of indemnification provisions in the DGCL.

	ROCKWELL-MICHIGAN, a Michigan corporation (pre-Reincorporation and qualified, at all times, to the MBCA)	ROCKWELL-DELAWARE, a Delaware corporation (post-Reincorporation and qualified, at all times, to the DGCL)
Limitation or Elimination of Directors' Personal Liability

No director of the corporation shall be personally liable to the corporation or its shareholders for or with respect to any acts or omissions in the performance of their fiduciary duties as a director of the corporation, to the fullest extent permitted by law.

Substantively equivalent.

See "Significant Differences Between the Corporation Laws of Michigan and Delaware—Limitation of Director's Personal Liability" for a more detailed discussion of indemnification provisions in the MBCA.

See "Significant Differences Between the Corporation Laws of Michigan and Delaware—Limitation of Director's Personal Liability" for a more detailed discussion of indemnification provisions in the DGCL.

Exclusive Forum	Not applicable.

Unless the Company, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any current or former stockholder (including any current or former beneficial owner) to bring internal corporate claims, to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware).

Significant Differences Between the Corporation Laws of Michigan and Delaware

        The General Corporation Laws of Michigan and Delaware differ in certain respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement. The following provides a summary of certain substantive differences between the MCBA and the DGCL, as well as whether and how certain of those differences are addressed in the Michigan Organizational Documents and the Delaware Organizational Documents. The following is not intended to be an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the MCBA and the DGCL as well as to the Michigan Organizational Documents and the Propose Delaware Organization Documents.

State Anti-Takeover Statutes

        Michigan has two separate anti-takeover statutes—Chapters 7A and 7B of the MBCA. Pursuant to the Michigan Articles, the Company elected not to be governed by the provisions of Chapter 7A, which restricts the ability of a beneficial owner of 10% or more of the voting power of such corporation to effect a business combination unless certain requirements have been met.

        Pursuant to the Michigan Bylaws, the Company elected not to be governed by the provisions of Chapter 7B of the MBCA, which provides that an entity that acquires control shares of a company generally may vote those control shares on any matter only if a majority of all shares, and of all non-interested shares of each class of shares entitled to vote as a class, approves those voting rights. Interested shares are shares owned by officers or employee-directors and by the entity making the control share acquisition. Control shares are shares that, when added to shares already owned by an entity, would give that entity voting power in the election of directors over any of three thresholds: one-fifth, one-third or a majority. The statute's effect is to condition the acquisition of voting control on the approval of a majority of the pre-existing disinterested shareholders.

        Section 203 of the DGCL makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult. It does so by generally prohibiting "business combinations," including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an "interested stockholder" (generally defined as a person or entity who, together with their affiliates and associates, beneficially owns 15% or more of a corporation's voting stock) within three years after the person or entity becomes an interested stockholder, unless certain conditions are satisfied.

        Shareholders are being asked to vote on whether the Company will be subject to Section 203 following the redomicile to Delaware. See "Election Regarding DGCL Section 203." below.

Mergers and Shareholder Votes

        With certain exceptions, the MBCA requires that a merger or share exchange be adopted by the Board of Directors and approved by the affirmative vote of the holders of a majority of the outstanding shares of the corporation entitled to vote on the merger agreement. The exceptions under Michigan law to the voting requirements for mergers are similar to the exceptions under Delaware law. With certain exceptions, unless required by the articles of incorporation, action by the shareholders of the surviving corporation on a plan of merger is not required if (a) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger; and (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger.

        The DGCL generally requires that a merger or sale of all or substantially all assets be approved by a vote of the holders of a majority of the outstanding shares of stock of the corporation entitled to vote on the transaction. However, the DGCL does not require a vote of the stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Dissenter's Right of Appraisal

        Under the MBCA, a shareholder is entitled to dissent from, and obtain payment of the fair value of their shares in the event of, certain corporate actions. Unless otherwise provided in a corporation's articles of incorporation, bylaws, or a board resolution, Michigan law excludes appraisal rights for such corporate actions (a) where the shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. and (b) in certain transactions where shareholders receive cash or shares that satisfy the requirements of (a). Neither the Michigan Articles nor the Michigan Bylaws have altered the MBCA appraisal right exclusions.

        The DGCL generally affords dissenters' rights of appraisal with respect to the common stock of a corporation in a merger or consolidation. The DGCL, however, does not afford dissenters' rights of appraisal with respect to (a) a sale of assets, (b) the common stock of a corporation surviving a merger if no vote of the stockholders is required to approve the merger under the circumstances set forth above in "—Mergers and Shareholder Votes" or (c) the common stock of a corporation in a merger or consolidation if the common stock is (i) listed on a national securities exchange or designated as a national market system security or (ii) widely held (by more than 2,000 stockholders); provided, however that the holders of stock described in clauses (c)(i) or (c)(ii) will be entitled to dissenters' rights if such holders are required to accept for shares anything except common stock in the surviving corporation or common stock in any other corporation that is listed on a national securities exchange or designated as a national market system security or widely held.

Dividends

        Under the MBCA and unless otherwise restricted by a corporation's articles of incorporation, a corporation may not make any distribution if, after making such distribution, (a) the corporation would not be able to pay its debts as they become due in the usual course of business or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation provide otherwise) the amount that would be needed, if the corporation were to be dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those receiving the distribution.

        The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Indemnification

        Under the MBCA, a corporation may indemnify any person who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that they are or were a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses

(including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the action, suit or proceeding if the person acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe their conduct was unlawful.

        The MBCA permits similar indemnification in the case of derivative actions, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court conducting the proceeding or another court of competent jurisdiction shall determine upon application that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. Indemnification for settlement of a suit by or in the right of the corporation is permitted under the MBCA.

        A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the MBCA's indemnification provisions must be indemnified by the corporation for actual and reasonable expenses incurred in connection therewith, including attorneys' fees, and in connection with proceedings brought to enforce this mandatory indemnification.

        The MBCA also provides that a corporation may advance reasonable expenses incurred by a director, officer, employee, or agent who is a party or threatened to be made a party to a proceeding if the party provides the corporation with a written undertaking to repay the advance if it is ultimately determined that they did not meet the applicable standard of conduct, if any, required by the MBCA for indemnifying a person under the circumstances.

        Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings if such person acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe their conduct was unlawful.

        The DGCL permits similar indemnification in the case of derivative actions, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Indemnification for settlement of a suit by or in the right of the corporation is not permitted under the DGCL. A director, officer, employee or agent who is successful, on the merits or otherwise, in defense of any proceedings subject to the DGCL's indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.

Limitation of Director's Personal Liability

        The MBCA provides that a corporation's articles of incorporation may include a provision eliminating or limiting a director's liability to the corporation or its shareholders for money damages for any action taken or any failure to take any action as a director. A corporation's articles of incorporation, however, may not limit or eliminate a director's personal liability for (a) the amount of a financial benefit received by a director to which they is not entitled, (b) intentional infliction of harm on the corporation or the shareholders, (c) declaration of unlawful dividends or distributions to shareholders, unlawful distributions to shareholders during or after dissolution of the corporation, or unlawful loans to a director, officer or employee of the corporation or a subsidiary of the corporation, or (d) an intentional criminal act.

        Under the DGCL, if a corporation's certificate of incorporation so provides, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited. A corporation's certificate of incorporation, however, may not limit or eliminate a director's personal liability for (a) any breach of the director's duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit.

Interested Director Transactions

        Under the MBCA, a transaction in which a director or officer is determined to have an interest will not, because of the interest, be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, if the person interested in the transaction establishes (a) the transaction was fair to the corporation at the time entered into, (b) the material facts and the director's or officer's interest were disclosed or known to the board, a committee of the board, or the independent directors, and the board, committee or independent directors authorized, approved or ratified the transaction, or (c) the material facts and the director's or officer's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transactions.

        Under the DGCL, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable solely because of such interest, provided that the contract or transaction is fair at the time it is authorized, is ratified by the corporation's shareholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the Board of Directors or a committee thereof after disclosure of the relationship or interest. Delaware law permits an interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the transaction, and further provides that the contract or transaction shall not be void or voidable solely because an interested director's vote is counted at the meeting that authorizes the transaction.

Regulatory Approval

        To the Company's knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation merger would be the filing of a certificate of conversion with the Bureau of Commercial Services of the Michigan Department of Labor & Economic Growth and the filing of a certificate of conversion with the Secretary of State of the State of Delaware.

Dissenters' Rights

        Pursuant to Section 762(1)(d) of the MCBA, Michigan law does not provide for dissenters' rights for holders of Rockwell-Michigan Common Stock in connection with the Reincorporation.

Certain Federal Income Tax Consequences

        The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our common stock. The discussion is based on the Internal Revenue

Code of 1986, as amended (the "Code"), regulations promulgated under the Code by the U.S. Treasury Department, rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the "IRS"), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

        This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities, commodities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a "straddle," "hedge," "constructive sale," or "conversion transaction," persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our common stock as qualified small business stock within the meaning of Section 1202 of the Code and persons subject to the alternative minimum tax provisions of the Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular holder.

        This discussion is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses "U.S. persons" for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are, for U.S. federal income tax purposes:

  •
  Individuals who are citizens or residents of the United States;

  •
  Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

  •
  Estates the income of which is subject to U.S. federal income taxation regardless of its source;

  •
  Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

  •
  Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

        If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

        This discussion does not purport to be a complete analysis of all of the Reincorporation's tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation.

        The Reincorporation provided for in the Plan of Conversion is intended to be a "reorganization" under Section 368(a) of the U.S. Internal Revenue Code. Assuming the Reincorporation qualifies as a "reorganization" within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of Rockwell-Michigan common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of shares of Rockwell-Delaware common stock held by such holder immediately following consummation of the Reincorporation will be equal to the aggregate tax basis of the shares of Rockwell-Michigan common stock held by a holder immediately before consummation of the Reincorporation, and (c) the holding period for the shares of Rockwell-Delaware's common stock held by a holder following the Reincorporation will include the holding period of Rockwell-Michigan common stock converted therefor.

Interaction with Proposal 2

        If shareholders approve this Proposal 3 together with Proposal 2 (Amendment to the Company's Restated Articles of Incorporation to Increase the Number of Authorized Shares of the Company's Common Stock), the Company will (A) implement Proposal 2 first and (2) amend, prior to implementation of this Proposal 3, Section 4.1 of the Delaware Certificate to reflect the shareholder-approved increase in authorized shares.

Election Regarding DGCL Section 203

        Delaware corporations are automatically subject to Section 203 unless they elect to opt out of this provision of the DGCL. Based on recently reported data, approximately 81% of Delaware public companies within the Company's industry group are subject to Section 203 (Source: FactSet Research Systems Inc.; SIC code 28xx: Chemicals and Allied Products). While the Board of Directors believes that the majority of the Company's peer companies have not opted out of Section 203 and that this provision of the DGCL may provide certain benefits in terms of discouraging hostile takeover bids that do not fully value the Company, the Board acknowledges that the Company has opted out of a similar provision of the MBCA and that many institutional shareholders may express a preference for the Company not being subject to Section 203. Accordingly, the Board is permitting shareholders to vote on Proposal 3 with and without an election to opt out of Section 203. Proposal 3(a) on the proxy card provides for the reincorporation to Delaware wherein the Company would opt out of Section 203. Proposal 3(b) on the proxy card provides for the reincorporation to Delaware without an election to opt out of Section 203. If both proposals are approved, the Board of Directors will have the discretion to determine which proposal to implement at the time the reincorporation is effected.

Vote Required for the Reincorporation Proposal

        To approve the proposed Reincorporation and Plan of Conversion, Michigan law requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote. A vote in favor of the Reincorporation Proposal is a vote to approve the Plan of Conversion. A vote in favor of the Reincorporation Proposal effectively constitutes approval of the Delaware Certificate and the Delaware Bylaws. If the shareholders approve the Plan of Conversion and the Reincorporation is completed, the Delaware Certificate and the Delaware Bylaws would, respectively, become the Company's Certificate of Incorporation and Bylaws and the Company will be governed by Delaware law and cease to be governed by Michigan law. Abstentions and broker "non-votes" are not votes cast affirmatively and consequently will have the effect of votes against the proposal.

Effect of Not Obtaining the Required Vote for Approval

        If we fail to obtain the requisite vote of shareholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated in Michigan and governed by the Michigan Organizational Documents and Michigan law.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REINCORPORATION PROPOSAL.

Although the Board of Directors recommends voting for the reincorporation proposal, the Board has not taken a position on whether to recommend a vote in favor of Proposal 3(a) (reincorporation not subject to DGCL Section 203) or Proposal 3(b) (reincorporation subject to DGCL Section 203).

 PROPOSAL 4
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        In accordance with Section 14A of the Securities Exchange Act, as amended (the "Exchange Act") and related rules of the SEC, we are providing shareholders with an opportunity to vote on an advisory or non-binding resolution to approve the 2018 compensation of our NEOs as described in this proxy statement (sometimes referred to as "say on pay"). Consistent with the advisory vote of the shareholders in 2017, the Board has determined that the opportunity for such a vote will occur at every annual meeting of shareholders.

        The Compensation Committee, comprised solely of independent directors, is responsible for our compensation policies and practices and has established a process for the review and approval of compensation programs and amounts awarded to our executive officers without encouraging excessive risk-taking. One of the key principles underlying our Compensation Committee's compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. We urge you to read the section of this proxy statement entitled "Compensation of Executive Officers and Directors" for a detailed discussion of our executive compensation practices and philosophy.

        The Compensation Committee believes that the policies and procedures described in that section are effective in implementing our compensation philosophy. Therefore, we ask that you indicate your support for our executive compensation policies and practices as described in the tables and related narrative contained in this proxy statement by voting FOR the following resolution:

    RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company's NEOs as disclosed in "Compensation of Executive Officers," including the compensation tables, and the related narrative disclosure in this proxy statement.

Vote Required

        Approval of the compensation of our named executive officers in an advisory vote requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the matter. Your vote is advisory and so will not be binding on the Board. However, the Board and the Compensation Committee value the opinion of shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of a negative vote.

THE BOARD RECOMMENDS A VOTE "FOR"
THE RESOLUTION SET FORTH ABOVE.

 PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

Proposal to Ratify Selection of Auditors for 2019

        The Audit Committee of our Board has engaged Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019, and is seeking ratification of such selection by our shareholders at the Annual Meeting. Marcum LLP has served as the Company's independent public accounting firm since July 26, 2018, following the earlier resignation of our prior firm. Representatives of Marcum LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        On June 22, 2018, our independent accountant, Plante & Moran, PLLC ("Plante"), resigned as our independent registered public accounting firm.

        Plante's report on the Company's financial statements for the year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Plante's report on the Company's internal control over financial reporting for the year ended December 31, 2017 contained an unqualified opinion without modification.

        During the year ended December 31, 2017 and through June 22, 2018 (the date of Plante's resignation), we had no disagreements with Plante on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Plante's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

        In its letter to the Audit Committee dated June 22, 2018, issued by Plante in conjunction with its resignation letter, Plante identified certain reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, relating to the Company's financial statements and disclosures contained in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2018. Plante resigned for the reasons set forth in the Company's Current Report on Form 8-K, as filed with the SEC on June 27, 2018.

Independent Accountants

        The following table presents aggregate fees billed for each of the year ended December 31, 2018 for professional services rendered by Marcum LLP in the categories listed below. No amounts were paid to Marcum in 2017.

	2017(d)	2018
Audit Fees(a)	$—	$991,072
Audit-Related Fees(b)	—	—
Tax Fees(c)	—	—
All Other Fees	—	—

(a)
Consists of fees for the audit of our annual financial statements, review of our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, services provided in connection with our proxy statement and services in connection with other regulatory filings. Fees also include work in connection with Marcum LLP's audit of our internal control over financial reporting.

(b)
Represents consultation on financial accounting and reporting matters.

(c)
Consists of tax return preparation and consulting fees.

(d)
No amounts were paid to Marcum in 2017 as Plante, the Company's prior auditor, was retained for this period.

        The Audit Committee of the Board does not consider the provision of the services described above by Marcum LLP to be incompatible with the maintenance of Marcum LLP's independence.

        Before Marcum LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Marcum LLP for the Company during 2018 were pre-approved by the Audit Committee.

Vote Required

        Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the matter. We are not required to have shareholders ratify the selection of our independent registered public accounting firm. However, the Audit Committee is submitting its selection of Marcum LLP to our shareholders for ratification as a matter of good corporate practice and to help ensure that we will have the necessary quorum at our Annual Meeting. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

THE BOARD RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF MARCUM LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, since January 1, 2018, our officers and directors and persons who own more than ten percent of a registered class of our equity securities have timely complied with all filing requirements under Section 16(a) of the Exchange Act, with the following exceptions:

  •
  Mark H. Ravich, a director, filed a late Form 4 disclosing two transactions;

  •
  Dr. Ajay Gupta, our Senior Vice President and Chief Scientific Officer, filed a late Form 4 disclosing one transaction;

  •
  David J. Kull, our Secretary and Principal Accounting Officer, filed a late Form 4 disclosing one transaction; and

  •
  David S. Richmond and certain other reporting persons comprising a Section 13(d) group that may be deemed to collectively beneficially own more than 10% of our outstanding shares of Common Stock jointly filed a late Form 4 disclosing six transactions.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth information regarding the ownership of the common shares as of March 31, 2019 (unless otherwise indicated) with respect to:

  •
  each director and each of the Company's named executive officers,

  •
  all current directors and executive officers as a group, and

  •
  each person known to us to be the beneficial owner of more than 5% of the common shares outstanding on March 31, 2019.

        The number of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on the March 31, 2019 or within sixty days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole dispositive power with respect to the common shares beneficially owned, except as otherwise noted below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Directors and Named Executive Officers(b),
Lisa N. Colleran	36,281	*
John G. Cooper	39,838	*
Stuart Paul	98,500	*
Mark H. Ravich	396,950	*
Robin L. Smith	55,651	*
Benjamin Wolin	52,501	*
Ajay Gupta	1,777,949	2.8%
Robert L. Chioini(c)	5,216,574	8.7%
Angus Smith	—	*
All directors and current executive officers as a group (8 persons)	2,269,337	3.9%
Greater than 5% Beneficial Holders
Richmond Brothers, Inc. et al.(d)	11,068,145	19.4%
BlackRock Inc.(e)	3,233,156	5.7%

*
Less than 1%.

(a)
Includes shares that may be acquired upon exercise of stock options within 60 days from March 31, 2019, as set forth in the table below.

Name	Option Shares
Lisa N. Colleran	36,281
John G. Cooper	39,838
Stuart Paul	—
Mark H. Ravich	38,416
Robin L. Smith	55,651
Benjamin Wolin	52,501
Robert L. Chioini	2,750,000
Ajay Gupta	1,187,000
All directors and current executive officers as a group
(b)
The address of all current directors and officers is c/o Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

(c)
Mr. Chioini acted as our President and Chief Executive Officer until May 2018. Beneficial ownership for Mr. Chioini is based on information available to the Company as of August 7, 2018.

(d)
Based on the amended Schedule 13D filed with the SEC and the Company on October 17, 2018 reflecting ownership as of that date. By virtue of their Joint Filing Agreement, dated October 17, 2018, as amended, the persons and entities affirm their membership in a group under SEC Rule 13d-5(b) and the group is deemed to beneficially own all of the shares beneficially owned by the group members. The address for Richmond Brothers, Inc., RBI Private Investment I, LLC, RBI Private Investment II, LLC, RBI PI Manager, LLC, RBI Opportunities Fund, LLC, Richmond Brothers 401(k) Profit Sharing Plan, David S. Richmond and Matthew J. Curfman is 3568 Wildwood Avenue, Jackson, Michigan 49202.

(e)
Based on the amended Schedule 13G filed by BlackRock, Inc. with the SEC on February 6, 2019 and reporting ownership as of December 31, 2018. BlackRock, Inc. has sole dispositive power over the reported common shares and sole voting power over 3,137,522 common shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

 OTHER MATTERS

Annual Report

        A copy of our Annual Report to Shareholders for the year ended December 31, 2018, which includes our Annual Report Form 10-K, accompanies this proxy statement. We have filed an Annual Report on Form 10-K with the SEC. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018. All such requests should be directed to Investor Relations, Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

Expenses

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular associates of the Company. Such individuals will not be paid any additional compensation for such solicitation. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Company.

Shareholder Proposals

        Any proposal by a shareholder of the Company to be considered for inclusion in the proxy statement for the 2020 Annual Meeting must be received by David J. Kull, our Secretary, by the close of business on January 1, 2020. Such proposals should be addressed to him at our principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the relevant SEC rules. If the date for the 2019 Annual Meeting is significantly different than the first anniversary of the Annual Meeting, Rule 14a-8 of the SEC provides for an adjustment to the notice period described above.

        For shareholder proposals not sought to be included in our proxy statement, Section 2.5 of our bylaws provides that, in order to be properly brought before the 2020 Annual Meeting, written notice of such proposal, along with the information required by Section 2.5, must be received by our Secretary at our principal executive offices no earlier than the close of business on February 7, 2020 and no later than March 8, 2020. If the 2020 Annual Meeting date has been significantly advanced or delayed from the first anniversary of the date of the Annual Meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the Annual Meeting. A proponent must also update the information provided in or with the notice at the times specified in our bylaws.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to propose business to be brought before a shareholders meeting. The proposing shareholder (or the shareholder's qualified representative) must attend the shareholders meeting in person and present the proposed business in order for the proposed business to be considered.

        The aforementioned requirements are substantively equivalent to those that will govern the Company if shareholders approve, and the Company consummates, Proposal 3 (Reincorporation of the Company from Michigan to Delaware).

Householding

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our notice of annual meeting of shareholders, proxy statement, and accompanying documents, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure is intended to reduce our printing costs and postage fees.

        Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.

        If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting of shareholders, proxy statement and accompanying documents, or if you hold common shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company's Secretary at 30142 Wixom Road, Wixom, Michigan 48393, or by telephone at (248) 960-9009.

        If you participate in householding and wish to receive a separate copy of the notice of annual meeting of shareholders, proxy statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company's Secretary as indicated above.

        Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Other Business

        Neither we nor the members of our Board intend to bring before the Annual Meeting any matters other than those set forth in the notice of Annual Meeting, and we and they have no present knowledge that any other matters will be presented for action at the Annual Meeting by others. If any other matters properly come before such Annual Meeting in accordance with our Bylaws, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

By Order of the Board of Directors,
David J. Kull Secretary

Wixom, Michigan
May 1, 2019

 FORM OF PLAN OF CONVERSION
OF
ROCKWELL MEDICAL, INC., A MICHIGAN CORPORATION
TO
ROCKWELL MEDICAL, INC., A DELAWARE CORPORATION

        THIS PLAN OF CONVERSION, dated as of                        , 2019 (this "Plan"), is hereby adopted by Rockwell Medical, Inc., a Michigan corporation (the "Company"), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Michigan corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the "DGCL"), and Section 745 of the Michigan Business Corporation Act of State of Michigan, as amended (the "MBCA").

        RECITALS:

        WHEREAS, the Company is a corporation established and existing under the laws of the State of Michigan;

        WHEREAS, conversion of a Michigan corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 745 of the MBCA;

        WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Michigan corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 745 of the MBCA; and

        WHEREAS, the Board of Directors has authorized, approved and adopted the Conversion (as defined below) and approved and adopted the form, terms and provisions of this Plan and submitted the Conversion and this Plan to the Company's shareholders for approval, and the Company's shareholders have approved the Conversion and this Plan.

        NOW, THEREFORE, the Company hereby adopts this Plan as follows:

        1.     CONVERSION; EFFECT OF CONVERSION.

          (a)   At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Michigan corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 745 of the MBCA (the "Conversion") and the Company, as converted to a Delaware corporation (the "Converted Company"), shall thereafter be subject to all of the provisions of the DGCL, except that, notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Michigan.

          (b)   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware and the State of Michigan, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

          (c)   The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Delaware corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

          (d)   At the Effective Time, the name of the Converted Company shall be: Rockwell Medical, Inc.

          (e)   At the Effective Time, the street address of the principal place of business of the Converted Company shall be the same as the street address of the principal place of business of the Company, with such address being: 30142 Wixom Road, Wixom, Michigan 48393.

          (f)    The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a "plan of reorganization" within the meaning of Treasury Regulation Section 1.368-2(g).

        2.     FILINGS.    As soon as practicable following the date hereof, the Company shall cause the Conversion to be effected by:

          (a)   executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Section 745(b) of the MBCA in a form reasonably acceptable to any officer of the Company (the "Michigan Certificate of Conversion") with the Michigan Bureau of Commercial Services of the Michigan Department of Labor & Economic Growth;

          (b)   executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the "Delaware Certificate of Conversion") with the Delaware Secretary of State; and

          (c)   executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of Rockwell Medical, Inc., substantially in the form approved by the Company's shareholders and set forth on Exhibit A hereto (the "Delaware Certificate of Incorporation") with the Delaware Secretary of State.

        3.     EFFECTIVE TIME.    The Conversion shall become effective upon the filing and effectiveness of the Michigan Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the applicable secretary of state (the time of the effectiveness of the Conversion, the "Effective Time").

        4.     EFFECT OF CONVERSION ON COMMON STOCK.

          (a)   As of [    •    ], the following shares were authorized or outstanding: [120,000,000] [170,000,000] shares of the Company's common stock, no par value (the "Company Common Stock"), were authorized, of which [    •    ] shares of Company Common Stock were issued and outstanding, and 2,000,000 shares of the Company's preferred stock, no par value (the "Company Preferred Stock"), were authorized, of which 0 shares of Company Preferred Stock were issued and outstanding. Other than the aforementioned shares, there are no other classes or series of capital stock of the Company was issued or outstanding as of the date hereof.

          (b)   Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued Company Common Stock shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Converted Company (the "Converted Company Common Stock").

          (c)   Following the Effective Time, all Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

        5.     EFFECT OF CONVERSION ON OUTSTANDING OPTIONS, WARRANTS AND OTHER RIGHTS.    Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each option, warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option, warrant or other right to acquire, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

        6.     EFFECT OF CONVERSION ON STOCK CERTIFICATES.    Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted Company evidenced by such outstanding certificate as provided above.

        7.     EFFECT OF CONVERSION ON EMPLOYEE BENEFIT, INCENTIVE COMPENSATION OR OTHER SIMILAR PLANS.    Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

        8.     FILING, LICENSES, PERMITS, TITLED PROPERTY, ETC.    As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted Company by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

        9.     FURTHER ASSURANCES.    If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

        10.   EFFECT OF CONVERSION ON DIRECTORS AND OFFICERS.    The members of the Board of Directors of the Company and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal.

        11.   DELAWARE BYLAWS.    To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit B hereto (the "Delaware Bylaws"), and the Board of Directors of the Converted Company shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

        12.   IMPLEMENTATION AND INTERPRETATION.    This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Company and, upon the Effective Time, by the Board of Directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party or parties, including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

        13.   AMENDMENT.    This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of the Company or (b) any term of the Delaware Certificate of Incorporation, other than changes permitted to be made without shareholder approval by the DGCL.

        14.   TERMINATION OR DEFERRAL.    At any time prior to the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Company, notwithstanding the approval of this Plan by the shareholders of the Company, and (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its Board of Directors or shareholders with respect thereto.

        15.   THIRD PARTY BENEFICIARIES.    This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

        16.   SEVERABILITY.    Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

        17.   GOVERNING LAW.    This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

[Remainder of page intentionally blank.]

        IN WITNESS WHEREOF, the Company hereby adopts the Plan of Conversion as of the date first written above.

ROCKWELL MEDICAL, INC.
By:
Name:
Title:

 CERTIFICATE OF INCORPORATION

OF

ROCKWELL MEDICAL, INC.
(a Delaware corporation)

ARTICLE I
NAME

        The name of the corporation is Rockwell Medical, Inc. (the "Corporation").

ARTICLE II
AGENT

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV
STOCK

        Section 4.1    Authorized Stock.    The total number of shares which the Corporation shall have authority to issue is [122,000,000] [172,000,000] shares, of which [120,000,000] [170,000,000](1) shall be designated as a class of Common Stock, par value $0.0001 per share (the "Common Stock"), and 2,000,000 shall be designated as a class of Preferred Stock, par value $0.0001 per share (the "Preferred Stock").

        Section 4.2    Common Stock.

          (a)   Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a "Preferred Stock Designation"), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

          (b)    Dividends.    Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors (or an authorized committee thereof).

          (c)    Liquidation.    Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of

(1)
Number of authorized shares of common stock to be either 120,000,000 shares or 170,000,000, depending on whether Proposal No. 2 is approved.

  Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

          Section 4.3    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law and the provisions of this Article IV, and subject to the rights of the holders of any outstanding series of Preferred Stock, the Board of Directors (or an authorized committee thereof) is hereby authorized to provide by resolution and by causing the filing of a Preferred Stock Designation for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers (including voting powers), preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

          Section 4.4    No Class Vote on Changes in Authorized Number of Shares of Stock.    Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the voting power of the stock entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V
BOARD OF DIRECTORS

        Section 5.1    Number.    Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the voting power of the total number of directors then authorized.

        Section 5.2    Classification.

          (a)   The Board of Directors (except as may be otherwise provided with respect to directors elected by the holders of any one or more series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation)) (the "Preferred Stock Directors") shall be divided into three classes, designated Class I, Class II and Class III, effective as of the effectiveness of the filing of this Certificate of Incorporation. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III, with such assignment becoming effective as of the initial effectiveness of this Section 5.2. Class II directors shall initially serve until the first annual meeting of stockholders following the initial effectiveness of this Section 5.2; Class III directors shall initially serve until the second annual meeting of stockholders following the initial effectiveness of this Section 5.2; and Class I directors shall initially serve until the third annual meeting of stockholders following the initial effectiveness of this Section 5.2. Commencing with the first annual meeting of stockholders following the initial effectiveness of this Section 5.2, directors of each class the term of which shall then expire shall be elected to hold office for a term expiring at the third annual meeting held after their election and until the election and qualification of their respective successors in office.

          (b)   Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law or resolution of the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the voting power of the remaining directors then in office and entitled to vote thereon, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until their successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

          (c)   Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of a majority of the voting power of the stock outstanding and entitled to vote thereon.

          (d)   During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to their earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

        Section 5.3    Powers.    Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

        Section 5.4    Election; Annual Meeting of Stockholders.

          (a)    Ballot Not Required.    The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

          (b)    Notice.    Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws of the Corporation.

          (c)    Annual Meeting.    The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors (or an authorized Committee thereof) shall fix.

ARTICLE VI
STOCKHOLDER ACTION

        Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote by consent in accordance with Section 228 of the DGCL, provided that no action by written consent of holders of less than all the outstanding shares entitled to vote on such action shall be effective unless the proposed action shall have been approved by the Board of Directors before the consent of shareholders is executed.

ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS

        Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation: (a) may be called at any time by the Corporation's chief executive officer or Board of Directors (or an authorized committee thereof); and (b) shall be called by the Chairman of the Board of Directors or the Secretary of the Corporation upon the written request or requests of one or more persons that: (i) own (as defined in the Bylaws of the Corporation, as amended from time to time) shares representing at least a majority of the voting power of the stock entitled to vote on the matter or matters to be brought before the proposed special meeting at the time a request is delivered; and (ii) comply with such procedures for calling a special meeting of stockholders as may be set forth in the Bylaws of the Corporation and amended from time to time; provided, that stockholders shall not be permitted, except as required by applicable law, to call a special meeting for the purpose of electing directors or amending, or adopting any provision inconsistent with, Section 2.2 of the Bylaws of the Corporation. The foregoing provisions of this Article VII shall be subject to the provisions of the Bylaws of the Corporation (as amended from time to time) that limit the ability to make a request for a special meeting and that specify the circumstances pursuant to which a request for a special meeting will be deemed to be revoked. Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), special meetings of the stockholders of the Corporation may not be called by any other person or persons.

ARTICLE VIII
EXISTENCE

        The Corporation shall have perpetual existence.

ARTICLE IX
AMENDMENT

        Section 9.1    Amendment of Certificate of Incorporation.    Subject to the terms of any series of Preferred Stock then outstanding, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation; provided, however, that except as otherwise provided in this Certificate of Incorporation (including any provision of a Preferred Stock Designation that provides for a greater or lesser vote) and in addition to any requirements of law, any provision to adopt, amend or repeal, or adopt any provision inconsistent with, Article V of this Certificate of Incorporation (Board of Directors) shall require the affirmative vote of a majority of shares entitled to vote thereon or, if by written consent, the unanimous written consent of shareholders.

        Section 9.2    Amendment of Bylaws.    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any Series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the

Corporation. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote), and in addition to any requirements of law, the affirmative vote of a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE X
LIABILITY OF DIRECTORS

        Section 10.1    No Personal Liability.    To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

        Section 10.2    Amendment or Repeal.    Any amendment, alteration or repeal of this Article X that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

ARTICLE XI
FORUM FOR ADJUDICATION OF DISPUTES

        Section 11.1    Forum.    Unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any current or former stockholder (including any current or former beneficial owner) to bring internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware). For purposes of this Article XI, internal corporate claims means claims, including claims in the right of the Corporation: (a) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity; or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery.

        Section 11.2    Consent to Jurisdiction.    If any action the subject matter of which is within the scope of this Article XI is filed in a court other than the Court of Chancery (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware) (a "Foreign Action") by any current or former stockholder (including any current or former beneficial owner), such stockholder shall be deemed to have consented to: (a) the personal jurisdiction of the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) in connection with any action brought in any such court to enforce this Article XI; and (b) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder.

        Section 11.3    Enforceability.    If any provision of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

 ARTICLE XII
INCORPORATOR

        The name and mailing address of the incorporator are as follows:

 ARTICLE XIII

        The names, mailing addresses and class of the persons to serve as the initial directors of the Corporation are as follows:

 [ARTICLE XIV
BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

        The Corporation hereby expressly elects that it shall not be bound or governed by, or otherwise subject to, Section 203 of the DGCL.](2)

[The remainder of this page has been intentionally left blank.]

(2)
To be included if Proposal 3(a) is approved and Proposal 3(b) is not approved, or if both Proposals 3(a) and 3(b) are approved and the Board of Directors elects to include the foregoing opt-out of Section 203 of the DGCL.

        IN WITNESS WHEREOF, the undersigned does make, file and record this Certificate of Incorporation, and does certify that the facts stated herein are true as of this    day of                 , 2019.

By:
Name:
Title:

 BYLAWS

OF

ROCKWELL MEDICAL, INC.
(a Delaware corporation)

ARTICLE I
CORPORATE OFFICES

        Section 1.1    Registered Office.    The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

        Section 1.2    Other Offices.    The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as otherwise required by law, at such other place or places, either within or without the State of Delaware, as the Corporation may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

        Section 2.1    Annual Meeting.    The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

        Section 2.2    Special Meeting.

          (a)   Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a "Preferred Stock Designation"), a special meeting of the stockholders of the Corporation: (i) may be called at any time by the Corporation's chief executive officer or Board of Directors; and (ii) shall be called by the Chairman of the Board of Directors or the Secretary of the Corporation upon the written request or requests of one or more persons that: (i) own (as defined below) shares representing at least a majority of the voting power of the stock entitled to vote on the matter or matters to be brought before the proposed special meeting (hereinafter, the "requisite percent") at the time a request is delivered; and (ii) comply with the notice procedures set forth in this Section 2.2 with respect to any matter that is a proper subject for the meeting pursuant to Section 2.2(f); provided, that stockholders shall not be permitted, except as required by applicable law, to call a special meeting for the purpose of electing directors or amending, or adopting any provision inconsistent with, this Section 2.2. Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), special meetings of the stockholders of the Corporation may not be called by any other person or persons.

          (b)   For purposes of satisfying the requisite percent under this Section 2.2:

              (i)  A person is deemed to "own" only those outstanding shares of stock of the Corporation as to which such person possesses both: (A) the full voting and investment rights pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) the shares, except that the number of shares calculated in accordance with the foregoing clauses (A) and (B) shall not include any shares: (1) sold by such person in any transaction that has not been settled or closed; (2) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell; or (3) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, the person's full right to vote or direct the voting of the shares; and/or (y) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person. For purposes of the foregoing clauses (1)-(3), the term "person" includes its affiliates; and

             (ii)  A person "owns" shares held in the name of a nominee or other intermediary so long as such person retains both: (A) the full voting and investment rights pertaining to the shares; and (B) the full economic interest in the shares. The person's ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

          (c)   Any stockholder seeking to request a special meeting shall first request that the Board of Directors fix a record date to determine the stockholders entitled to request a special meeting (the "ownership record date") by delivering notice in writing to the Secretary of the Corporation at the principal executive offices of the Corporation (the "record date request notice"). A stockholder's record date request notice shall contain information about the class or series and number of shares of stock of the Corporation which are owned of record and beneficially by the stockholder and state the business proposed to be acted on at the meeting. A record date request notice shall include all of the information that must be included in a written request for a special meeting, as set forth in Section 2.2(d) below, and the information required by Section 2.10(a) below. Upon receiving a record date request notice, the Board of Directors may set an ownership record date. Notwithstanding any other provision of these Bylaws, the ownership record date shall not precede the date upon which the resolution fixing the ownership record date is adopted by the Board of Directors, and shall not be more than 10 days after the close of business on the date upon which the resolution fixing the ownership record date is adopted by the Board of Directors. If the Board of Directors, within 10 days after the date upon which a valid record date request notice is received by the Secretary of the Corporation, does not adopt a resolution fixing the ownership record date, the ownership record date shall be the close of business on the 10th day after the date upon which a valid record date request notice is received by the Secretary (or, if such 10th day is not a business day, the first business day thereafter).

          (d)   In order for a special meeting requested by the stockholders to be called by the Secretary of the Corporation, one or more written requests for a special meeting signed by stockholders (or their duly authorized agents) who own or who are acting on behalf of persons who own, as of the ownership record date, at least the requisite percent (the "special meeting request"), shall be delivered to the Secretary. A special meeting request shall: (i) state the business (including the identity of nominees for election as a director, if any) proposed to be acted on at the meeting, which shall be limited to the business set forth in the record date request notice received by the Secretary; (ii) bear the date of signature of each such stockholder (or duly authorized agent) submitting the special meeting request; (iii) set forth the name and address of each stockholder submitting the special meeting request, as they appear on the Corporation's books; (iv) contain the information required by Section 2.10(a) below with respect to any director nominations or other business proposed to be presented at the special meeting, and as to each stockholder requesting the meeting and each other person (including any beneficial owner) on whose behalf the stockholder is acting, other than stockholders or beneficial owners who have provided such request solely in response to any form of public solicitation for such requests, and the additional information required by Section 2.9(a) below; (v) include documentary evidence that the requesting stockholders own the requisite percent as of the ownership record date; provided, however, that if the requesting stockholders are not the beneficial owners of the shares representing the requisite percent, then to be valid, the special meeting request must also include documentary evidence of the number of shares owned (as defined in Section 2.2(b) above) by the beneficial owners on whose behalf the special meeting request is made as of the ownership record date; and (vi) be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation, by hand or by certified or registered mail, return receipt requested, within 60 days after the ownership record date. The special meeting request shall be updated and supplemented within five business days after the record date for determining the stockholders entitled to vote at the stockholder requested-special meeting (or by the opening of business on the date of the meeting, whichever is earlier, if the record date for determining the stockholders entitled to vote at the meeting is different from the record date for determining the stockholders entitled to notice of the meeting), and in either case such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting. In addition, the requesting stockholder and each other person (including any beneficial owner) on whose behalf the stockholder is acting, shall provide such other information as the Corporation may reasonably request within 10 business days of such a request.

          (e)   After receiving a special meeting request, the Board of Directors shall determine in good faith whether the stockholders requesting the special meeting have satisfied the requirements for calling a special meeting of stockholders, and the Corporation shall notify the requesting stockholder of the Board's determination about whether the special meeting request is valid. The date, time and place of the special meeting shall be fixed by the Board of Directors, and the date of the special meeting shall not be more than 90 days after the date on which the Board of Directors fixes the date of the special meeting. The record date for the special meeting shall be fixed by the Board of Directors as set forth in Section 7.6(a) below.

          (f)    A special meeting request shall not be valid, and the Corporation shall not call a special meeting if: (i) the special meeting request relates to an item of business that is not a proper subject for stockholder action under, or that involves a violation of, applicable law or that may not be transacted pursuant to a restriction set forth in the Certificate of Incorporation; (ii) an item of business that is the same or substantially similar (as determined in good faith by the Board of Directors) was presented at a meeting of stockholders occurring within 90 days preceding the earliest date of signature on the special meeting request, provided that the removal of directors shall not be considered the same or substantially similar to the election of directors at the preceding annual meeting of stockholders; (iii) the special meeting request is delivered during the period commencing 90 days prior to the first anniversary of the preceding year's annual meeting and ending on the date of the next annual meeting of stockholders; or (iv) the special meeting request does not comply with the requirements of this Section 2.2. For purposes of this Section 2.2(f), the 2019 annual meeting of stockholders shall be deemed to have been held on June 6, 2019.

          (g)   Any stockholder who submitted a special meeting request may revoke its written request by written revocation delivered to the Secretary of the Corporation at the principal executive offices of the Corporation at any time prior to the stockholder-requested special meeting. A special meeting request shall be deemed revoked (and any meeting scheduled in response may be cancelled) if the stockholders submitting the special meeting request, and any beneficial owners on whose behalf they are acting (as applicable), do not continue to own (as defined in Section 2.2(b) above) at least the requisite percent at all times between the date the record date request notice is received by the Corporation and the date of the applicable stockholder-requested special meeting, and the requesting stockholder shall promptly notify the Secretary of the Corporation of any decrease in ownership of shares of stock of the Corporation that results in such a revocation. If, as a result of any revocations, there are no longer valid unrevoked written requests from the requisite percent, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

          (h)   Business transacted at a stockholder-requested special meeting shall be limited to: (i) the business stated in the valid special meeting request received from the requisite percent; and (ii) any additional business that the Board of Directors determines to include in the Corporation's notice of meeting. If none of the stockholders who submitted the special meeting request (or their qualified representatives, as defined in Section 2.10(c)(i)) appears at the special meeting to present the matter or matters to be brought before the special meeting that were specified in the special meeting request, the Corporation need not present the matter or matters for a vote at the meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled pursuant to this Section 2.2.

        Section 2.3    Notice of Stockholders' Meetings.

          (a)   Whenever stockholders are required or permitted to take any action at a meeting, notice of the place, if any, date, and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given. The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice. Except as otherwise required by law, notice may be given personally or by mail, or by electronic transmission to the extent permitted by Section 232 of the General Corporation Law of the State of Delaware (the "DGCL"). If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder's address as it appears on the records of the Corporation. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the "householding" rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 233 of the DGCL.

          (b)   When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 7.6(a), and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

        Section 2.4    Organization.

          (a)   Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in their absence, by the Chief Executive Officer or, in their absence, by another person designated by the Board of Directors. The Secretary of the Corporation, or in their absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

          (b)   The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting of stockholders shall be announced at the meeting. The Board of Directors may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the chairman, are necessary, appropriate or convenient for the conduct of the meeting. Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board of Directors or by the chairman of the meeting, may include without limitation, establishing: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. Subject to any rules and regulations adopted by the Board of Directors, the chairman of the meeting may convene and, for any reason, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.7. The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power to declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including if a determination is made, pursuant to Section 2.10(c)(i) of these Bylaws, that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.10 of these Bylaws), and if such chairman should so declare, such nomination shall be disregarded or such other business shall not be transacted.

        Section 2.5    List of Stockholders.    The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date. Such list shall be arranged in alphabetical order and shall show the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 2.5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting; or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.5 or to vote in person or by proxy at any meeting of stockholders.

        Section 2.6    Quorum.    Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, at any meeting of stockholders, a majority of the voting power of the stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the chairman of the meeting, or a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon, shall have power to adjourn or recess the meeting from time to time in accordance with Section 2.7, until a quorum is present or represented. Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted.

        Section 2.7    Adjourned or Recessed Meeting.    Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned or recessed for any reason from time to time by the chairman of the meeting, subject to any rules and regulations adopted by the Board of Directors pursuant to Section 2.4(b). Any such meeting may be adjourned for any reason (and may be recessed if a quorum is not present or represented) from time to time by a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon. At any such adjourned or recessed meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

        Section 2.8    Voting; Proxies.

          (a)   Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Stock Designation), each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question.

          (b)   Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation), these Bylaws or any law, rule or regulation applicable to the Corporation or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of at least a majority of the votes cast, affirmatively or negatively, by the holders of shares entitled to vote on such action; provided, that abstentions shall not be considered votes cast on such action. Voting at meetings of stockholders need not be by written ballot.

          (c)   Every stockholder entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more persons authorized to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or executed new proxy bearing a later date.

        Section 2.9    Submission of Information by Director Nominees.

          (a)   To be eligible to be a nominee for election or re-election as a director of the Corporation, a person must deliver to the Secretary of the Corporation at the principal executive offices of the Corporation the following information:

              (i)  a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person: (A) consents to serving as a director if elected and (if applicable) to being named in the Corporation's proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election; (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (1) as to how the person, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Corporation; or (2) that could limit or interfere with the person's ability to comply, if elected as a director, with such person's fiduciary duties under applicable law; (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee that has not been disclosed to the Corporation; and (D) if elected as a director, will comply with all of the Corporation's corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors (which will be provided to such person promptly following a request therefor); and

             (ii)  all completed and signed questionnaires required of the Corporation's directors (which will be provided to such person promptly following a request therefor).

          (b)   A nominee for election or re-election as a director of the Corporation shall also provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director.

          (c)   Notwithstanding any other provision of these Bylaws, if a stockholder has submitted notice of an intent to nominate a candidate for election or re-election as a director pursuant to Section 2.10, the questionnaires described in Section 2.9(a)(ii) above and the additional information described in Section 2.9(b) above shall be considered timely if provided to the Corporation promptly upon request by the Corporation, but in any event within five business days after such request and all information provided pursuant to this Section 2.9 shall be deemed part of the stockholder's notice submitted pursuant to Section 2.10.

        Section 2.10    Notice of Stockholder Business and Nominations.

          (a)    Annual Meeting.

              (i)  Nominations of persons for election to the Board of Directors and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only: (A) pursuant to the Corporation's notice of meeting (or any supplement thereto); (B) by or at the direction of the Board of Directors (or any authorized committee thereof); or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a). For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in the Corporation's proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act).

             (ii)  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of business other than nominations, such business must be a proper subject for stockholder action. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business (as defined in Section 2.10(c)(ii) below) on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement (as defined in Section 2.10(c)(ii) below) of the date of such meeting is first made by the Corporation. For purposes of this Section 2.10, the 2019 annual meeting of stockholders shall be deemed to have been held on June 6, 2019. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice of the meeting has already been given to stockholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth:

              (A)  as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; and (2) the information required to be submitted by nominees pursuant to Section 2.9(a)(i) above;

              (B)  as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the proposal is made;

              (C)  as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed:

                (1)   the name and address of such stockholder, as they appear on the Corporation's books, and the name and address of such beneficial owner;

                (2)   the class or series and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting; and

                (3)   a representation that the stockholder (or a qualified representative of the stockholder) intends to appear at the meeting to make such nomination or propose such business;

              (D)  as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a "control person"):

                (1)   the class or series and number of shares of stock of the Corporation which are beneficially owned (as defined in Section 2.10(c)(ii) below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting;

                (2)   a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder, beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

                (3)   a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation's stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to securities of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

                (4)   a representation whether the stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or other business and, if so, the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 50% of the voting power of the stock entitled to vote generally in the election of directors in the case of a nomination, or holders of at least the percentage of the Corporation's stock required to approve or adopt the business to be proposed in the case of other business.

            (iii)  Notwithstanding anything in Section 2.10(a)(ii) above or Section 2.10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder's notice required by this Section 2.10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the opening of business on the date of the meeting (whichever is earlier), of the information required under clauses (ii)(C)(2) and (ii)(D)(1)-(3) of this Section 2.10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

            (iv)  This Section 2.10(a) shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of their intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

             (v)  Notwithstanding anything in this Section 2.10(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 2.10(a)(ii) above, a stockholder's notice required by this Section 2.10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

        (b)    Special Meeting.    Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting: (i) by or at the direction of the Board of Directors (or any authorized committee thereof); or (ii) provided that one or more directors are to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who delivers notice thereof in writing setting forth the information required by Section 2.10(a) above and provides the additional information required by Section 2.9 above. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the notice required by this Section 2.10(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the date on which public announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made by the Corporation. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

          (c)    General.

              (i)  Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10. Except as otherwise required by law, each of the Chairman of the Board of Directors or the chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether a stockholder or beneficial owner solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder's representation as required by clause (a)(ii)(D)(4) of this Section 2.10). If any proposed nomination or other business is not in compliance with this Section 2.10, then except as otherwise required by law, the chairman of the meeting shall have the power to declare that such nomination shall be disregarded or that such other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors or the chairman of the meeting, if the stockholder does not provide the information required under Section 2.9 or clauses (a)(ii)(C)(2) and (a)(ii)(D)(1)-(3) of this Section 2.10 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of Section 2.2(h) and this Section 2.10, to be considered a qualified representative of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

             (ii)  For purposes of this Section 2.10, the "close of business" shall mean 6:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and a "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(ii)(D)(1) of this Section 2.10, shares shall be treated as "beneficially owned" by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both); (B) the right to vote such shares, alone or in concert with others; and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

            (iii)  Nothing in this Section 2.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any Preferred Stock Designation).

        Section 2.11    Action by Written Consent.

        (a)   Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer of agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Corporation in accordance with this Section 2.11 within 60 days of the first date on which a written consent is so delivered to the Corporation. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Corporation. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.

        (b)   Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in the manner required by this Section 2.11.

        Section 2.12    Inspectors of Election.    Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof. Inspectors may be employees of the Corporation. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of their duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of their ability. Inspectors need not be stockholders. No director or nominee for the office of director at an election shall be appointed as an inspector at such election.

        Such inspectors shall:

        (a)   determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity of proxies and ballots;

        (b)   determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

        (c)   count and tabulate all votes and ballots; and

        (d)   certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

        Section 2.13    Meetings by Remote Communications.    The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

        Section 2.14    Delivery.    Whenever this Article II requires one or more stockholders to deliver information to the Corporation (including any notices, requests, questionnaires or other documents or agreements) such information shall be set forth exclusively in writing (and not in an electronic transmission) and shall be delivered exclusively by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing, any consent of a stockholder may be delivered in any manner provided by Section 228 of the DGCL, except that the Corporation shall not designate an information processing system for receiving consents of stockholders without the approval of the Board of Directors by a resolution adopted thereby.

ARTICLE III
DIRECTORS

        Section 3.1    Powers.    Except as otherwise required by the DGCL or as provided in the Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws required to be exercised or done by the stockholders.

        Section 3.2    Number and Residence.

          (a)   Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), the Board of Directors shall consist of such a number to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized (hereinafter referred to as the "Whole Board").

          (b)   Directors need not be Delaware residents or stockholders unless so required by the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, wherein other qualifications for directors may be prescribed.

        Section 3.3    Election.    At any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an uncontested election shall be elected if the number of votes cast for the nominee's election exceeds the number of votes cast against the nominee's election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. For purposes of this Section 3.3, an "uncontested election" means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Secretary of the Corporation; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

        Section 3.4    Vacancies and Newly Created Directorships.    Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law or resolution of the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office and entitled to vote thereon, even though less than a quorum, or by the sole remaining director, and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until their successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

        Section 3.5    Resignations and Removal.

          (a)   Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors or the Secretary of the Corporation. Such resignation shall take effect upon delivery, unless the resignation specifies a later effective date or time or an effective date or time determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          (b)   Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

        Section 3.6    Regular Meetings.    Regular meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

        Section 3.7    Special Meetings.    Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, within or without the State of Delaware, date and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at their residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

        Section 3.8    Participation in Meetings by Conference Telephone.    Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

        Section 3.9    Quorum and Voting.    Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, a majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors. The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

        Section 3.10    Board of Directors Action by Written Consent Without a Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting; provided, that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

        Section 3.11    Chairman of the Board.    The Chairman of the Board shall preside at meetings of stockholders and directors and shall perform such other duties as the Board of Directors may from time to time determine. If the Chairman of the Board is not present at a meeting of the Board of Directors, another director chosen by the Board of Directors shall preside.

        Section 3.12    Rules and Regulations.    The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

        Section 3.13    Fees and Compensation of Directors.    Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.

        Section 3.14    Emergency Bylaws.    In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

 ARTICLE IV
COMMITTEES

        Section 4.1    Committees of the Board of Directors.    The Board of Directors may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (b) adopting, amending or repealing any bylaw of the Corporation. Each committee and its members shall serve at the pleasure of the Board, which may at any time change the members and powers of, or discharge, the committee. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors.

        Section 4.2    Meetings and Action of Committees.    Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, and except as otherwise provided in a resolution of the Board of Directors: a majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee; provided, however, that in no case shall a quorum be less than one-third of the directors then serving on the committee. Unless the Certificate of Incorporation, these Bylaws or a resolution of the Board requires a greater number, the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

ARTICLE V
OFFICERS

        Section 5.1    Officers.    The officers of the Corporation may consist of a Chief Executive Officer, a President, a Chief Financial Officer, and one or more Executive Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be elected by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person's successor shall have been duly elected and qualified, or until such person's earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of their duties.

        Section 5.2    Compensation.    The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

        Section 5.3    Removal, Resignation and Vacancies.    Any officer of the Corporation may be removed, with or without cause, by the Board of Directors or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

        Section 5.4    Chief Executive Officer.    The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors. Unless otherwise provided in these Bylaws or determined by the Board of Directors, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders.

        Section 5.5    President.    The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the Chief Executive Officer may from time to time determine.

        Section 5.6    Chief Financial Officer.    The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

        Section 5.7    Executive Vice Presidents and Vice Presidents.    The Executive Vice Presidents and Vice Presidents shall assist and act under the direction of the Corporation's chief executive officer, unless otherwise determined by the Board of Directors or the chief executive officer. The Board of Directors may designate one or more Executive Vice Presidents and may grant other Vice Presidents titles which describe their functions or specify their order of seniority. In the absence or disability of the President, the authority of the President shall descend to the Executive Vice Presidents or, if there are none, to the Vice Presidents in the order of seniority indicated by their titles or otherwise specified by the Board. If not specified by their titles or the Board, the authority of the President shall descend to the Executive Vice Presidents or, if there are none, to the Vice Presidents, in the order of their seniority in such office.

        Section 5.8    Treasurer.    The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer may from time to time determine.

        Section 5.9    Controller.    The Controller shall be the chief accounting officer of the Corporation. The Controller shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer may from time to time determine.

        Section 5.10    Secretary.    The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

        Section 5.11    Additional Matters.    The Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, if any, shall act under the direction of the Corporation's chief executive officer, the President and the officer they assist. In the order of their seniority, the Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the authority of the Secretary. The Assistant Treasurers, in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the authority of the Treasurer. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

        Section 5.12    Checks; Drafts; Evidences of Indebtedness.    From time to time, the Board of Directors shall determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money and notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

        Section 5.13    Corporate Contracts and Instruments; How Executed.    Except as otherwise provided in these Bylaws, the Board of Directors may determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized, or within the power incident to a person's office or other position with the Corporation, no person shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        Section 5.14    Signature Authority.    Unless otherwise specifically determined by the Board of Directors or otherwise provided by law or these Bylaws, contracts, evidences of indebtedness and other instruments or documents of the Corporation may be executed, signed or endorsed: (i) by the Chief Executive Officer, Chief Financial Officer or the President; or (ii) by any Executive Vice President, Vice President, Treasurer, Secretary or Controller, in each case only with regard to such instruments or documents that pertain to or relate to such person's duties or business functions.

        Section 5.15    Action with Respect to Securities of Other Corporations or Entities.    The Chief Executive Officer or any other officer of the Corporation authorized by the Board of Directors or the Chief Executive Officer is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity or corporations or entities, standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

        Section 5.16    Delegation.    The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

ARTICLE VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

        Section 6.1    Right to Indemnification.

          (a)   Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of the Corporation or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a "proceeding"), by reason of the fact that they are or were a director or an officer of the Corporation or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), or by reason of anything done or not done by them in any such capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in these Bylaws; provided, however, that, except as otherwise required by law or provided in Section 6.3 with respect to suits to enforce rights under this Article VI, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) such indemnitee; or (ii) the Corporation in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board of Directors or the Board of Directors otherwise determines that indemnification or advancement of expenses is appropriate.

          (b)   To receive indemnification under this Section 6.1, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee. Upon receipt by the Secretary of the Corporation of such a written request, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons who shall be empowered to make such determination, as selected by the Board of Directors (except with respect to clause (v) of this Section 6.1(b)): (i) the Board of Directors by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee; (iv) the stockholders of the Corporation; or (v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Corporation not later than 60 days after receipt by the Secretary of the Corporation of a written request for indemnification. For purposes of this Section 6.1(b), a "change of control" will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board of Directors (the "incumbent board"), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

        Section 6.2    Right to Advancement of Expenses.

          (a)   In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise.

          (b)   To receive an advancement of expenses under this Section 6.2, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall reasonably evidence the expenses incurred by the indemnitee and shall include or be accompanied by the undertaking required by Section 6.2(a). Each such advancement of expenses shall be made within 30 days after the receipt by the Secretary of the Corporation of a written request for advancement of expenses.

          (c)   Notwithstanding the foregoing Section 6.2(a), the Corporation shall not make or continue to make advancements of expenses to an indemnitee (except by reason of the fact that the indemnitee is or was a director of the Corporation, in which event this Section 6.2(c) shall not apply) if a determination is reasonably made that the facts known at the time such determination is made demonstrate clearly and convincingly that the indemnitee acted in bad faith or in a manner that the indemnitee did not reasonably believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that the indemnitee had reasonable cause to believe their conduct was unlawful. Such determination shall be made: (i) by the Board of Directors by a majority vote of directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee.

        Section 6.3    Right of Indemnitee to Bring Suit.    In the event that a determination is made that the indemnitee is not entitled to indemnification or if payment is not timely made following a determination of entitlement to indemnification pursuant to Section 6.1(b) or if an advancement of expenses is not timely made under Section 6.2(b), the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VI or otherwise shall be on the Corporation.

        Section 6.4    Non-Exclusivity of Rights.    The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

        Section 6.5    Insurance.    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

        Section 6.6    Indemnification of Employees and Agents of the Corporation.    The Corporation may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation.

        Section 6.7    Nature of Rights.    The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

        Section 6.8    Settlement of Claims.    Notwithstanding anything in this Article VI to the contrary, the Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding effected without the Corporation's written consent, which consent shall not be unreasonably withheld.

        Section 6.9    Subrogation.    In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee (excluding insurance obtained on the indemnitee's own behalf), and the indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        Section 6.10    Severability.    If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law: (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Article VI.

ARTICLE VII
CAPITAL STOCK

        Section 7.1    Certificates of Stock.    The shares of the Corporation shall be represented by certificates; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Controller, the Secretary, or an Assistant Treasurer or Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 7.2    Special Designation on Certificates.    If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 7.3    Transfers of Stock.    Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder's attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

        Section 7.4    Lost Certificates.    The Corporation may issue a new share certificate or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

        Section 7.5    Registered Stockholders.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

        Section 7.6    Record Date for Determining Stockholders.

          (a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjourned meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjourned meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

          (b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c)   Unless otherwise restricted by the Certificate of Incorporation (including any Preferred Stock Designation), in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken was delivered to the Corporation in accordance with Section 2.11. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        Section 7.7    Regulations.    To the extent permitted by applicable law, the Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

        Section 7.8    Waiver of Notice.    Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors or a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE VIII
GENERAL MATTERS

        Section 8.1    Fiscal Year.    The fiscal year of the Corporation shall end on such date as the Board of Directors from time to time determines.

        Section 8.2    Corporate Seal.    The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

        Section 8.3    Reliance Upon Books, Reports and Records.    Each director and each member of any committee designated by the Board of Directors shall, in the performance of their duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

        Section 8.4    Subject to Law and Certificate of Incorporation.    All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation (including any Preferred Stock Designation) and applicable law.

ARTICLE IX
FORUM FOR ADJUDICATION OF DISPUTES

        Section 9.1    Forum.    Unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any current or former stockholder (including any current or former beneficial owner) to bring internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware). For purposes of this Article IX, internal corporate claims means claims, including claims in the right of the Corporation: (a) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity; or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery.

        Section 9.2    Consent to Jurisdiction.    If any action the subject matter of which is within the scope of this Article IX is filed in a court other than the Court of Chancery (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware) (a "foreign action") by any current or former stockholder (including any current or former beneficial owner), such stockholder shall be deemed to have consented to: (a) the personal jurisdiction of the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) in connection with any action brought in any such court to enforce this Article IX; and (b) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the foreign action as agent for such stockholder.

        Section 9.3    Enforceability.    If any provision of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any sentence of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE X
AMENDMENTS

        Section 10.1    Amendments.    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws. Except as otherwise provided in the Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or these Bylaws, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of these Bylaws.

        The foregoing Bylaws were adopted by the Board of Directors on            ,      .

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ROCKWELL MEDICAL, INC. ATTN: DAVID KULL 30142 WIXOM ROAD WIXOM, MI 48393 During The Meeting - Go to www.virtualshareholdermeeting.com/RMTI2019 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E79906-P24570 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ROCKWELL MEDICAL, INC. The Board recommends a vote "FOR" Proposals 1 through 5. 1. Director Elections For Withhold NOMINEES: ! ! ! ! ! ! 1a. Stuart Paul (Class I) 1b. Robin L. Smith (Class III) 1c. Benjamin Wolin (Class III) For Against Abstain ! ! ! 2. Approve an amendment to the Company’s Restated Articles of Incorporation to Increase the number of authorized shares of the Company’s common stock by 50 million shares to 170 million shares. Approve a proposal to reincorporate the Company from the State of Michigan to the State of Delaware. 3. For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! 3a. Opting out of Delaware 203 3b. Not opting out of Delaware 203 4. Approve, by non-binding proposal, the compensation of the named executive officers. 5. Approve a proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for 2019. In their discretion with respect to any other matters that may properly come before the meeting. This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR Proposals 1 through 5. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2018 Annual Report are available at www.proxyvote.com. E79907-P24570 REVOCABLE PROXY ROCKWELL MEDICAL, INC. 2019 ANNUAL MEETING OF SHAREHOLDERS JUNE 6, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROCKWELL MEDICAL, INC. The undersigned, as a shareholder of record on April 22, 2019, hereby appoints Stuart Paul and Angus Smith and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the common shares, no par value, of Rockwell Medical, Inc. (the "Company") which the undersigned would be entitled to vote if then personally present at the 2019 Annual Meeting of Shareholders of the Company to be held on June 6, 2019 at 10:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof, upon those matters set forth in the Notice of Annual Meeting and Proxy Statement dated May 1, 2019 (receipt of which is hereby acknowledged) as designated on the reverse side. In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon all such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated May 1, 2019, is unable to serve or, for good cause, will not serve. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies. (Continued and to be Signed on Reverse Side)

QuickLinks

INTRODUCTION
QUESTIONS AND ANSWERS
PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTORS CONTINUING IN OFFICE
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
Outstanding Equity Awards at 2018 Year-End
DIRECTOR COMPENSATION
2018 Director Compensation
PROPOSAL 2 AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK BY 50 MILLION SHARES TO 170 MILLION SHARES
PROPOSAL 3 REINCORPORATION OF THE COMPANY FROM MICHIGAN TO DELAWARE
PROPOSAL 4 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
VOTING SECURITIES AND PRINCIPAL HOLDERS
OTHER MATTERS
FORM OF PLAN OF CONVERSION OF ROCKWELL MEDICAL, INC., A MICHIGAN CORPORATION TO ROCKWELL MEDICAL, INC., A DELAWARE CORPORATION
CERTIFICATE OF INCORPORATION OF ROCKWELL MEDICAL, INC. (a Delaware corporation)
ARTICLE I NAME
ARTICLE II AGENT
ARTICLE III PURPOSE
ARTICLE IV STOCK
ARTICLE V BOARD OF DIRECTORS
ARTICLE VI STOCKHOLDER ACTION
ARTICLE VII SPECIAL MEETINGS OF STOCKHOLDERS
ARTICLE VIII EXISTENCE
ARTICLE IX AMENDMENT
ARTICLE X LIABILITY OF DIRECTORS
ARTICLE XI FORUM FOR ADJUDICATION OF DISPUTES
ARTICLE XII INCORPORATOR
ARTICLE XIII
[ARTICLE XIV BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS
BYLAWS OF ROCKWELL MEDICAL, INC. (a Delaware corporation)
ARTICLE I CORPORATE OFFICES
ARTICLE II MEETINGS OF STOCKHOLDERS
ARTICLE III DIRECTORS
ARTICLE IV COMMITTEES
ARTICLE V OFFICERS
ARTICLE VI INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
ARTICLE VII CAPITAL STOCK
ARTICLE VIII GENERAL MATTERS
ARTICLE IX FORUM FOR ADJUDICATION OF DISPUTES
ARTICLE X AMENDMENTS